UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                             AXP GROWTH SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota         55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    1/31
                         --------------

Semiannual Report

[RiverSource(SM) Investments Logo]

RiverSource(SM)
DISCIPLINED EQUITY FUND

SEMIANNUAL REPORT FOR THE
 PERIOD ENDED JAN. 31, 2006

> RIVERSOURCE DISCIPLINED EQUITY FUND (FORMERLY AXP(R) QUANTITATIVE
  LARGE CAP EQUITY FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot............................................3

Performance Summary......................................4

Questions & Answers with Portfolio Management............6

Investments in Securities...............................10

Financial Statements....................................14

Notes to Financial Statements...........................17

Fund Expenses Example...................................29

Approval of Investment Management Services Agreement....31

Proxy Voting............................................35

Results of Meeting of Shareholders......................36

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2  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT JAN. 31, 2006

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PORTFOLIO MANAGERS                                                          <
------------------------------------------------------------------------------
PORTFOLIO MANAGERS                         SINCE           YEARS IN INDUSTRY
Dimitris J. Bertsimas                       4/03                  12
Gina K. Mourtzinou                          4/03                   8

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FUND OBJECTIVE                                                              <
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This Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03     B: 4/24/03        C: 4/24/03       I: 7/15/04        Y: 4/24/03

Ticker symbols by class
A: AQEAX       B: AQEBX          C: --            I: ALEIX          Y: --

Total net assets                                                $198.4 million

Number of holdings                                                         182


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STYLE MATRIX                                                                <
------------------------------------------------------------------------------

          [photo] Shading within the style matrix indicates areas in which the Fund generally invests.

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SECTOR COMPOSITION*                                                         <
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Percentage of portfolio assets


                                                         [PIE CHART]

Financials 20.8%
Health Care 17.1%
Energy 15.6%
Information Technology 13.9%
Consumer Staples 8.4%
Consumer Discretionary 8.0%
Telecommunication Services 6.2%
Industrials 4.8%
Utilities 3.1%
Materials 1.3%
Short-Term Securities 0.8%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

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TOP TEN HOLDINGS                                                            <
------------------------------------------------------------------------------
Percentage of portfolio assets

Exxon Mobil (Oil & Gas)                                               5.0%

iShares MSCI EAFE Index Fund
(Diversified Financial Services)                                      3.5

Johnson & Johnson (Pharmaceuticals)                                   3.2

Citigroup (Diversified Financial Services)                            3.1

ConocoPhillips (Oil & Gas)                                            3.1

Hewlett-Packard (Computers & Peripherals)                             3.0

AT&T (Diversified Telecommunication Services)                         3.0

Merck & Co (Pharmaceuticals)                                          2.5

Verizon Communications (Diversified Telecommunication Services)       2.0

Fannie Mae (Thrifts & Mortgage Finance)                               2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are subject to change.

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3  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY


                           PERFORMANCE COMPARISON
                For the six-month period ended Jan. 31, 2006

                                 [Bar Chart]



RiverSource Disciplined Equity Fund Class A (excluding sales charge) +7.05% S&P 500 Index(1) (unmanaged) +4.68%
Lipper Large-Cap Core Funds Index(2) +6.01%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                       <
------------------------------------------------------------------------------------------------------
                           CLASS A             CLASS B              CLASS C        CLASS I   CLASS Y
(INCEPTION DATES)         (4/24/03)           (4/24/03)            (4/24/03)      (7/15/04) (4/24/03)
                                                     AFTER                AFTER
                      NAV(1)    POP(2)    NAV(1)    CDSC(3)    NAV(1)    CDSC(4)    NAV(5)    NAV(6)

AT JAN. 31, 2006
6 months*             +7.05%    +0.89%    +6.71%    +1.71%     +6.79%     +5.79%    +7.28%    +7.24%
1 year                +13.85%   +7.31%   +12.84%    +7.84%    +12.93%    +11.93%   +14.24%   +14.04%
Since inception       +16.09%  +13.64%   +15.16%   +14.02%    +15.19%    +15.19%   +14.99%   +16.31%

AT DEC. 31, 2005
6 months*             +6.36%    +0.24%    +5.85%    +0.85%     +5.93%     +4.93%    +6.59%    +6.39%
1 year                +6.20%    +0.08%    +5.36%    +0.36%     +5.44%     +4.44%    +6.76%    +6.39%
Since inception       +14.66%  +12.16%   +13.75%   +12.54%    +13.79%    +13.79%   +12.46%   +14.88%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*    Not annualized.

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5  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                          WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss the RiverSource Disciplined Equity Fund's positioning and results for the six months ended Jan. 31, 2006.

At Jan. 31, 2006, approximately 71% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Disciplined Equity Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds (see page 22, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Equity Fund may experience increased expenses as it buys and sells securities to manage transactions for RiverSource Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 20 and 29.

Q:   How did the Fund perform for the period?

A: RiverSource Disciplined Equity Fund's Class A shares (excluding sales charge) gained 7.05%, for the six months ended Jan. 31, 2006. The Standard & Poor's 500 Index (S&P 500 Index), gained 4.68%. The Fund outperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 6.01%, as well, for the same period.

Q:   Which factors significantly affected the Fund's performance?

A: The Fund's outperformance resulted from the performance of the three quantitative investment models -- momentum, value and quality -- we employ in selecting stocks for the Fund's portfolio. Under the Fund's investment process, the three models choose the stocks for the portfolio. We then weight the models and determine the exposure to sectors and industries. Over the six-month period, the momentum model was the strongest performer. The value model was also positive, while the quality model underperformed the S&P 500 Index. We believe that the style diversification provided by the three quantitative models continued to be a significant investment advantage during the period.

     Our risk modeling also contributed to the Fund's strong performance relative to the S&P 500 Index and Lipper peer group. Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For example, the portfolio's weightings by sector and industry can never be more than 6% overweighted or underweighted relative to the S&P 500 Index. We also apply additional risk controls that impose constraints on market capitalization, price, quality, turnover, transaction costs, and other variables.

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6  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

> BECAUSE OF OUR INVESTMENT PROCESS, MOST OF THE FUND'S EXCESS RETURN RESULTED FROM STOCK SELECTION.

During the period, the Fund had greater-than-S&P 500 Index positions in energy, health care and telecommunication services. Energy was the biggest contributor to return, while telecommunication services detracted from performance. The Fund's smaller position in financials also hurt performance.

Because of our investment process, most of the Fund's excess return resulted from stock selection. Among individual holdings, the Fund's investment in iShares MSCI EAFE Index Fund, an exchange-traded fund based on the MSCI EAFE Index of stocks from developed international markets, contributed most to the Fund's return. The Fund's position in the iShares was established based on a separate asset allocation model.

The next largest contributor was Altria Group, a food and tobacco stock, followed by computer maker Hewlett-Packard; drug manufacturer Merck; integrated oil giant Exxon Mobil; and UnitedHealth Group, which provides managed health care services. We increased the Fund's holding of Hewlett-Packard during the period but decreased the position in Altria Group. Stocks that detracted from the Fund's return included Johnson & Johnson, a diversified health care company; automaker General Motors; Sprint/Nextel, a cellular phone services company; and semiconductor maker Intel.

Based on average weightings in the portfolio over the six months, the Fund's largest holdings were Exxon Mobil, Altria Group, iShares MSCI EAFE Index Fund, Johnson & Johnson, and Chevron, a major integrated energy company.

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7  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q:   What changes did you make to the portfolio during the period?

A: The principal change was the Fund's exposure to international equities through its holding of iShares MSCI EAFE Index Fund. As our models became less positive toward developed and emerging market foreign securities, we stopped purchasing additional iShares in order to decrease the portfolio's international allocation from a peak of approximately 5% of total assets to approximately 3.5% at the end of January.

     The Fund received significant inflows of cash during the period, in part because of an increased allocation to the Fund by RiverSource Portfolio Builder Funds, a series of asset allocation funds. We managed the cash inflows by purchasing S&P 500 Index futures on a daily basis and rebalancing the portfolio at the end of each month. Our goal has been to manage cash flow and trading in order to limit transaction costs and turnover. Overall portfolio turnover was 28% for the six months.

     As a result of stock selection during the period, the portfolio's sector allocations changed slightly, most notably in the information technology and financials sectors. While both of these sectors remained underweighted relative to the S&P 500 Index, their weightings moved closer to the S&P 500 Index's weightings.

     At the end of the period, the Fund had significant exposures to the energy, health care, and telecommunication services sectors and more modest exposures to the industrial, information technology and financial sectors.

Q:   How are you positioning the Fund going forward?

A: We continue to hold a positive view of the U.S. equity market. We think conditions may be especially favorable for large-cap stocks, which carry lower valuations on average than stocks of smaller companies. In addition, large-caps tend to appeal to investors seeking lower risk investments during

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8  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

     what may be the last stage of the current economic recovery and a period when the risks of a hard landing for the economy have become more elevated.

     For our part, we intend to continue seeking optimal returns for the Fund through the style diversification offered by our three quantitative investment models. We are equally convinced of the merit of our multifaceted, disciplined approach to controlling risk in the portfolio. We believe this combination of style diversification and rigorous risk control will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

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9  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES
RiverSource Disciplined Equity Fund

JAN. 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)
------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
------------------------------------------------------------------------------
ISSUER                                               SHARES        VALUE(a)

AEROSPACE & DEFENSE (2.4%)
Boeing                                               38,260      $2,613,541
Goodrich                                              6,573         258,779
United Technologies                                  32,630       1,904,613
                                                               ---------------
Total                                                             4,776,933
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
FedEx                                                 8,070         816,281
------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
Johnson Controls                                      7,699         533,079
------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Ford Motor                                           98,266         843,122
General Motors                                       28,470         684,988
Harley-Davidson                                      11,018         589,794
                                                               ---------------
Total                                                             2,117,904
------------------------------------------------------------------------------

BEVERAGES (2.0%)
Brown-Forman Cl B                                     2,988         211,909
Coca-Cola                                            85,894       3,554,293
PepsiCo                                               5,225         298,766
                                                               ---------------
Total                                                             4,064,968
------------------------------------------------------------------------------

BIOTECHNOLOGY (1.0%)
Gilead Sciences                                      25,921(b)    1,577,811
MedImmune                                            10,963(b)      374,058
                                                               ---------------
Total                                                             1,951,869
------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Charles Schwab                                       22,493         332,671
E*TRADE Financial                                     9,303(b)      221,318
Franklin Resources                                   11,019       1,085,372
Goldman Sachs Group                                   1,439         203,259
Janus Capital Group                                   9,162         191,394
Lehman Brothers Holdings                              3,121         438,344
Morgan Stanley                                       17,106       1,051,164
                                                               ---------------
Total                                                             3,523,522
------------------------------------------------------------------------------

CHEMICALS (0.2%)
Dow Chemical                                          4,380         185,274
Monsanto                                              3,058         258,737
                                                               ---------------
Total                                                               444,011
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                               SHARES         VALUE(a)

COMMERCIAL BANKS (1.3%)
Comerica                                              6,969        $386,570
First Horizon Natl                                    4,440         168,143
KeyCorp                                               5,983         211,738
Natl City                                            27,108         926,552
PNC Financial Services Group                         12,871         834,813
                                                               ---------------
Total                                                             2,527,816
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.7%)
ADC Telecommunications                                7,647(b)      193,928
Corning                                              86,279(b)    2,100,894
Motorola                                            112,224       2,548,607
QUALCOMM                                             37,596       1,803,104
Scientific-Atlanta                                    7,828         334,725
Tellabs                                              27,521(b)      351,994
                                                               ---------------
Total                                                             7,333,252
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.4%)
Apple Computer                                        9,819(b)      741,433
Hewlett-Packard                                     191,956       5,985,188
Lexmark Intl Cl A                                     1,816(b)       88,203
                                                               ---------------
Total                                                             6,814,824
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Vulcan Materials                                      5,317         382,186
------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                         9,185         390,638
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.0%)
CIT Group                                             7,305         389,649
Citigroup                                           133,727       6,229,004
iShares MSCI EAFE Index Fund                        110,400       6,936,431
Moody's                                               5,731         362,887
                                                               ---------------
Total                                                            13,917,971
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.2%)
AT&T                                                226,587       5,879,932
BellSouth                                            84,339       2,426,433
Verizon Communications                              127,795       4,045,990
                                                               ---------------
Total                                                            12,352,355
------------------------------------------------------------------------------

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10  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                               SHARES         VALUE(a)

ELECTRIC UTILITIES (2.4%)
American Electric Power                               8,425        $314,421
CenterPoint Energy                                   32,966         421,305
Edison Intl                                          14,893         652,611
Exelon                                               13,911         798,770
FirstEnergy                                           9,454         473,645
PG&E                                                 19,341         721,613
PPL                                                   5,805         174,905
TECO Energy                                           9,536         162,875
TXU                                                  17,292         875,667
Xcel Energy                                           9,660         187,597
                                                               ---------------
Total                                                             4,783,409
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies                                  5,977(b)      202,680
Jabil Circuit                                         8,306(b)      335,562
                                                               ---------------
Total                                                               538,242
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                         15,402       1,192,731
Halliburton                                          19,439       1,546,373
Natl Oilwell Varco                                    9,499(b)      722,589
Transocean                                            7,689(b)      623,962
                                                               ---------------
Total                                                             4,085,655
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.8%)
Albertson's                                          22,143         556,896
CVS                                                  37,032       1,028,008
Kroger                                               42,969(b)      790,630
Safeway                                              38,729         907,808
Wal-Mart Stores                                      82,290       3,794,392
Whole Foods Market                                    6,182         456,664
                                                               ---------------
Total                                                             7,534,398
------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland                               28,840         908,460
Sara Lee                                             22,535         411,940
                                                               ---------------
Total                                                             1,320,400
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Bausch & Lomb                                         1,943         131,250
Becton Dickinson & Co                                 3,982         258,034
Biomet                                                7,676         290,230
Medtronic                                            10,087         569,612
Millipore                                             5,675(b)      390,326
                                                               ---------------
Total                                                             1,639,452
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (6.2%)
Aetna                                                12,936       1,252,205
AmerisourceBergen                                    16,144         704,524
Cardinal Health                                       8,218         592,025

------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                               SHARES         VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Caremark Rx                                          14,262(b)     $703,117
CIGNA                                                13,220       1,607,552
Coventry Health Care                                  6,325(b)      376,780
Express Scripts                                      10,080(b)      920,203
HCA                                                  14,538         713,525
McKesson                                             16,650         882,450
Medco Health Solutions                               11,037(b)      597,102
UnitedHealth Group                                   38,015       2,258,850
WellPoint                                            22,472(b)    1,725,850
                                                               ---------------
Total                                                            12,334,183
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Darden Restaurants                                    4,418         179,636
Harrah's Entertainment                                2,087         153,603
Wendy's Intl                                          7,874         464,172
                                                               ---------------
Total                                                               797,411
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
Centex                                                9,592         684,773
DR Horton                                            27,008       1,007,939
KB HOME                                               5,316         405,079
Lennar Cl A                                           5,304         331,818
Pulte Homes                                          22,630         902,937
Whirlpool                                             4,854         391,621
                                                               ---------------
Total                                                             3,724,167
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Kimberly-Clark                                       14,493         827,840
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
3M                                                   25,593       1,861,891
------------------------------------------------------------------------------

INSURANCE (6.0%)
AFLAC                                                 8,226         386,211
Allstate                                             19,119         995,144
Ambac Financial Group                                 9,802         752,892
Aon                                                  17,528         599,808
Chubb                                                 1,748         164,924
Hartford Financial Services Group                     4,277         351,698
Jefferson-Pilot                                       5,027         293,225
Lincoln Natl                                         12,317         671,646
Loews                                                13,758       1,357,777
Marsh & McLennan Companies                           19,712         599,048
MBIA                                                  8,146         501,468
MetLife                                              16,512         828,242
Prudential Financial                                 25,288       1,905,197
St Paul Travelers Companies                          34,245       1,554,037
Torchmark                                             6,667         374,019
UnumProvident                                        24,876         505,729
                                                               ---------------
Total                                                            11,841,065
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

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11  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                               SHARES         VALUE(a)

IT SERVICES (0.5%)
Convergys                                            11,645(b)     $200,294
Electronic Data Systems                              19,674         495,588
Paychex                                               4,960         180,296
Sabre Holdings Cl A                                   6,183         151,484
                                                               ---------------
Total                                                             1,027,662
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Eastman Kodak                                        23,093         579,634
Mattel                                                8,419         138,914
                                                               ---------------
Total                                                               718,548
------------------------------------------------------------------------------

MACHINERY (0.6%)
Cummins                                               1,973         191,973
Ingersoll-Rand Cl A                                   4,337(c)      170,314
ITT Inds                                              5,164         529,310
PACCAR                                                4,329         301,298
                                                               ---------------
Total                                                             1,192,895
------------------------------------------------------------------------------

METALS & MINING (0.9%)
Freeport-McMoRan Copper & Gold Cl B                   4,207         270,300
Nucor                                                 4,197         353,513
Phelps Dodge                                          5,567         893,504
United States Steel                                   3,343         199,744
                                                               ---------------
Total                                                             1,717,061
------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Dollar General                                       16,148         272,901
Federated Dept Stores                                 3,967         264,321
JC Penney                                             9,599(d)      535,624
Nordstrom                                            12,934         539,607
                                                               ---------------
Total                                                             1,612,453
------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.6%)
CMS Energy                                           22,482(b)      325,315
Public Service Enterprise Group                       7,066         491,934
Sempra Energy                                         9,658         464,067
                                                               ---------------
Total                                                             1,281,316
------------------------------------------------------------------------------

OIL & GAS (13.4%)
Burlington Resources                                 15,435       1,408,598
Chevron                                              65,004       3,859,938
ConocoPhillips                                       94,542       6,116,867
Devon Energy                                         13,324         908,830
EOG Resources                                        16,342       1,381,553
Exxon Mobil                                         157,947       9,911,175
Marathon Oil                                         18,721       1,439,083
Occidental Petroleum                                  8,384         819,201
Sunoco                                                9,037         860,322
                                                               ---------------
Total                                                            26,705,567
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                               SHARES         VALUE(a)

PHARMACEUTICALS (9.0%)
Abbott Laboratories                                  14,096        $608,242
Allergan                                              7,600         884,640
Bristol-Myers Squibb                                100,463       2,289,552
Johnson & Johnson                                   110,234       6,342,865
King Pharmaceuticals                                 22,651(b)      424,706
Merck & Co                                          141,143       4,869,434
Pfizer                                               98,330       2,525,114
                                                               ---------------
Total                                                            17,944,553
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.6%)
Equity Office Properties Trust                       12,584         400,424
Equity Residential                                    6,283         266,462
Public Storage                                        2,520         182,876
Simon Property Group                                  4,180         346,271
                                                               ---------------
Total                                                             1,196,033
------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Burlington Northern Santa Fe                         11,727         939,567
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Advanced Micro Devices                               10,646(b)      445,642
Broadcom Cl A                                        18,274(b)    1,246,287
Intel                                                72,162       1,534,886
LSI Logic                                            33,041(b)      302,325
Micron Technology                                    14,209(b)      208,588
Natl Semiconductor                                   25,729         725,815
Texas Instruments                                    36,797       1,075,576
                                                               ---------------
Total                                                             5,539,119
------------------------------------------------------------------------------

SOFTWARE (3.2%)
Autodesk                                              9,357         379,801
BMC Software                                          8,420(b)      186,082
Compuware                                            28,997(b)      238,935
Microsoft                                           123,936       3,488,798
Oracle                                              156,495(b)    1,967,142
                                                               ---------------
Total                                                             6,260,758
------------------------------------------------------------------------------

SPECIALTY RETAIL (2.2%)
Best Buy                                             10,244(d)      518,961
Home Depot                                           72,125       2,924,669
Office Depot                                         15,688(b,d)    520,057
Tiffany & Co                                          9,568         360,714
                                                               ---------------
Total                                                             4,324,401
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Coach                                                11,279(b)      405,480
Jones Apparel Group                                   5,556         173,792
Liz Claiborne                                         4,765         165,441
Nike Cl B                                             8,026         649,704
VF                                                    5,646         313,240
                                                               ---------------
Total                                                             1,707,657
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
12  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                               SHARES         VALUE(a)

THRIFTS & MORTGAGE FINANCE (4.1%)
Fannie Mae                                           67,564      $3,914,659
Freddie Mac                                          28,865       1,958,779
MGIC Investment                                       7,845         517,848
Washington Mutual                                    42,948       1,817,559
                                                               ---------------
Total                                                             8,208,845
------------------------------------------------------------------------------

TOBACCO (1.4%)
Altria Group                                         39,242       2,838,766
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $183,442,380)                                           $196,450,923
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (0.8%)
------------------------------------------------------------------------------
ISSUER               EFFECTIVE                      AMOUNT         VALUE(a)
                       YIELD                      PAYABLE AT
                                                   MATURITY
COMMERCIAL PAPER
Kitty Hawk Funding
        02-02-06       4.32%                     $1,500,000(e)   $1,499,640
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $1,499,820)                                               $1,499,640
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $184,942,200)(f)                                        $197,950,563
==============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2006, the value of foreign securities represented 0.1% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     TYPE OF SECURITY                                        CONTRACTS
     ------------------------------------------------------------------
     PURCHASE CONTRACTS
     S&P 500 Index, March 2006                                   5

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $1,499,640 or 0.8% of net assets.

(f) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $184,942,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $15,789,000

     Unrealized depreciation                                (2,780,000)
     ------------------------------------------------------------------
     Net unrealized appreciation                           $13,009,000
     ------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
      (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
13  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Disciplined Equity Fund

JAN. 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
  (identified cost $184,942,200)                                                           $197,950,563
Cash in bank on demand deposit                                                                  201,185
Capital shares receivable                                                                        32,184
Dividends and accrued interest receivable                                                       252,361
-------------------------------------------------------------------------------------------------------
Total assets                                                                                198,436,293
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Capital shares payable                                                                            5,787
Payable for investment securities purchased                                                       5,629
Accrued investment management services fee                                                        3,269
Accrued distribution fee                                                                            654
Accrued transfer agency fee                                                                         209
Accrued administrative services fee                                                                 327
Other accrued expenses                                                                           17,372
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                                33,247
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $198,403,046
=======================================================================================================
-------------------------------------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                   $    287,134
Additional paid-in capital                                                                  182,788,743
Undistributed net investment income                                                             233,476
Accumulated net realized gain (loss)                                                          2,082,750
Unrealized appreciation (depreciation) on investments (Note 5)                               13,010,943
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $198,403,046
=======================================================================================================
Net assets applicable to outstanding shares:               Class A                         $ 44,686,720
                                                           Class B                         $ 12,308,502
                                                           Class C                         $    322,982
                                                           Class I                         $141,021,871
                                                           Class Y                         $     62,971
Net asset value per share of outstanding capital stock:    Class A shares     6,486,299    $       6.89
                                                           Class B shares     1,804,381    $       6.82
                                                           Class C shares        47,382    $       6.82
                                                           Class I shares    20,366,246    $       6.92
                                                           Class Y shares         9,115    $       6.91
-------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

------------------------------------------------------------------------------
14  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RiverSource Disciplined Equity Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                $  1,543,108
Interest                                                                                      108,647
------------------------------------------------------------------------------------------------------
Total income                                                                                1,651,755
------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            464,218
Distribution fee
    Class A                                                                                    44,266
    Class B                                                                                    51,687
    Class C                                                                                     1,221
Transfer agency fee                                                                            40,614
Incremental transfer agency fee
    Class A                                                                                     3,187
    Class B                                                                                     1,861
    Class C                                                                                        55
Service fee -- Class Y                                                                             20
Administrative services fees and expenses                                                      41,333
Compensation of board members                                                                  4,934
Custodian fees                                                                                 13,950
Printing and postage                                                                           17,716
Registration fees                                                                              22,686
Audit fees                                                                                     10,250
Other                                                                                           6,134
------------------------------------------------------------------------------------------------------
Total expenses                                                                                724,132
    Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)              (73)
------------------------------------------------------------------------------------------------------
                                                                                              724,059
    Earnings credits on cash balances (Note 2)                                                 (1,847)
------------------------------------------------------------------------------------------------------
Total net expenses                                                                            722,212
Investment income (loss) -- net                                                               929,543
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                          4,185,467
    Futures contracts                                                                        (329,668)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     3,855,799
Net change in unrealized appreciation (depreciation) on investments                         6,867,270
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                             10,723,069
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $11,652,612
======================================================================================================
See accompanying notes to financial statements.

------------------------------------------------------------------------------
15  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Disciplined Equity Fund

                                                                       JAN. 31, 2006     JULY 31, 2005
                                                                     SIX MONTHS ENDED     YEAR ENDED
                                                                        (UNAUDITED)

------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                        $    929,543      $    658,382
Net realized gain (loss) on investments                                   3,855,799         3,796,315
Net change in unrealized appreciation (depreciation) on investments       6,867,270         5,439,579
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          11,652,612         9,894,276
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
     Class A                                                               (264,091)          (62,837)
     Class B                                                                (13,902)               --
     Class C                                                                   (589)               --
     Class I                                                               (921,057)         (142,494)
     Class Y                                                                   (248)             (172)
  Net realized gain
     Class A                                                             (1,335,345)         (327,285)
     Class B                                                               (383,292)         (102,880)
     Class C                                                                 (9,963)           (3,213)
     Class I                                                             (3,370,162)         (723,932)
     Class Y                                                                 (1,166)             (727)
------------------------------------------------------------------------------------------------------
Total distributions                                                      (6,299,815)       (1,363,540)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------
Proceeds from sales
     Class A shares (Note 2)                                             17,444,697        21,609,484
     Class B shares                                                       4,078,360         6,978,820
     Class C shares                                                         154,121            77,713
     Class I shares                                                      51,823,195        66,292,986
     Class Y shares                                                          26,000             7,000
Reinvestment of distributions at net asset value
     Class A shares                                                       1,586,675           346,177
     Class B shares                                                         393,227           100,334
     Class C shares                                                           9,719             2,894
     Class I shares                                                       4,290,735           866,109
     Class Y shares                                                             861               505
Payments for redemptions
     Class A shares                                                      (3,517,615)       (9,642,178)
     Class B shares (Note 2)                                             (1,777,876)       (1,046,545)
     Class C shares (Note 2)                                                (37,732)          (48,696)
     Class I shares                                                        (799,233)         (150,008)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        73,675,134        85,394,595
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  79,027,931        93,925,331
Net assets at beginning of period                                       119,375,115        25,449,784
------------------------------------------------------------------------------------------------------
Net assets at end of period                                            $198,403,046      $119,375,115
======================================================================================================
Undistributed net investment income                                    $    233,476      $    503,820
------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

------------------------------------------------------------------------------
16  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Disciplined Equity Fund (formerly AXP Quantitative Large Cap Equity Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o    Class B shares may be subject to a contingent deferred sales charge
     (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 71.08% of the Fund's net assets.

At Jan. 31, 2006, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned approximately 71% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good

------------------------------------------------------------------------------
17  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT
faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York
Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

------------------------------------------------------------------------------
18  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

------------------------------------------------------------------------------
19  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $24,710 for the six months ended Jan. 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

------------------------------------------------------------------------------
20  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $71,958 for Class A, $3,385 for Class B and $20 for Class C for the six months ended Jan. 31, 2006.

For the six months ended Jan. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.24% for Class A. Of these waived fees and expenses, the transfer agency fees waived for Class A were $73. Beginning Oct. 1, 2005, an agreement to waive certain fees and expenses was effective until March 10, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C, 0.93% for Class I and 1.06% for Class Y of the Fund's average daily net assets. Effective as of March 11, 2006, a new agreement to waive certain fees and expenses is effective until July 31, 2006, such that net expenses before giving effect to any performance incentive adjustment, will not exceed 1.00% for Class A, 1.78% for Class B, 1.77% for Class C, 0.64% for Class I and 0.84% for Class Y of the Fund's average daily net assets.

During the six months Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,847 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $106,542,457 and $40,299,802, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

------------------------------------------------------------------------------
21  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                            SIX MONTHS ENDED JAN. 31, 2006
                                           CLASS A        CLASS B       CLASS C         CLASS I      CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                     2,581,716        611,910        23,119       7,691,347        3,868
Issued for reinvested distributions        238,239         59,580         1,473         641,365          129
Redeemed                                  (522,993)      (269,166)       (5,729)       (118,550)          --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  2,296,962        402,324        18,863       8,214,162        3,997
-------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED JULY 31, 2005
                                          CLASS A        CLASS B        CLASS C        CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                     3,401,658      1,109,408        12,216      10,493,500        1,160
Issued for reinvested distributions         54,345         15,850           457         135,541           79
Redeemed                                (1,531,238)      (165,421)       (7,726)        (24,014)          --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  1,924,765        959,837         4,947      10,605,027        1,239
-------------------------------------------------------------------------------------------------------------

5. STOCK INDEX FUTURES CONTRACTS
At Jan. 31, 2006, investments in securities included securities valued at $250,025 that were pledged as collateral to cover initial margin deposits on 5 open purchase contracts. The notional market value of the open purchase contracts at Jan. 31, 2006 was $1,604,500 with a net unrealized gain of $2,580. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to

------------------------------------------------------------------------------
22  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT
adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

------------------------------------------------------------------------------
23  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005        2004        2003(b)
Net asset value, beginning of period                                       $6.70       $5.95       $5.44        $5.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .03         .04         .02          .01
Net gains (losses) (both realized and unrealized)                            .43         .90         .63          .43
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .46         .94         .65          .44
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.04)       (.03)       (.02)          --
Distributions from realized gains                                           (.23)       (.16)       (.12)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.27)       (.19)       (.14)          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $6.89       $6.70       $5.95        $5.44
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $45         $28         $13           $8
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           1.24%(d)    1.25%(e)    1.13%(e)     1.22%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          1.04%(d)     .84%        .65%         .81%(d)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    28%         64%         64%          17%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                            7.05%(g)   15.95%      11.99%        8.80%(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.91% and 7.39% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
24  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

CLASS B
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                   2006(h)     2005        2004        2003(b)
Net asset value, beginning of period                                          $6.62       $5.90       $5.43       $5.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .01         .02        (.02)         --
Net gains (losses) (both realized and unrealized)                               .43         .86         .61         .43
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .44         .88         .59         .43
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.01)         --          --          --
Distributions from realized gains                                              (.23)       (.16)       (.12)         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.24)       (.16)       (.12)         --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $6.82       $6.62       $5.90       $5.43
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                         $12          $9          $3          $1
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                              2.01%(d)    2.04%(e)    1.95%(e)    2.01%(d),(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets              .27%(d)     .06%       (.16%)      (.08%)(d)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       28%         64%         64%         17%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                               6.71%(g)   15.03%      10.95%       8.60%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.13%, 2.73% and 8.18% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
25  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                             2006(h)       2005          2004         2003(b)
Net asset value, beginning of period                                    $6.62         $5.90         $5.43        $5.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .02           .01          (.02)          --
Net gains (losses) (both realized and unrealized)                         .42           .87           .61          .43
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .44           .88           .59          .43
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.01)           --            --           --
Distributions from realized gains                                        (.23)         (.16)         (.12)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.24)         (.16)         (.12)          --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.82         $6.62         $5.90        $5.43
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $--           $--           $--          $--
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        2.02%(d)      2.06%(e)      1.95%(e)     2.01%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .27%(d)       .02%         (.17%)       (.05%)(d)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 28%           64%           64%          17%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                         6.79%(g)     15.03%        10.96%        8.60%(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.13%, 2.73% and 8.20% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
26  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

CLASS I
------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                               2006(h)       2005         2004(b)
Net asset value, beginning of period                                      $6.73         $5.96        $5.99
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .04           .04          .02
Net gains (losses) (both realized and unrealized)                           .44           .92         (.05)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .48           .96         (.03)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.06)         (.03)          --
Distributions from realized gains                                          (.23)         (.16)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.29)         (.19)          --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $6.92         $6.73        $5.96
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $141           $82           $9
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           .79%(d)       .91%         .93%(d),(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         1.46%(d)      1.19%        5.35%(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   28%           64%          64%
------------------------------------------------------------------------------------------------------------------
Total return(f)                                                           7.28%(g)     16.29%        (.50%)(g)
------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.27% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
27  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                             2006(h)       2005          2004         2003(b)
Net asset value, beginning of period                                    $6.71         $5.95         $5.45        $5.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .03           .05           .03          .01
Net gains (losses) (both realized and unrealized)                         .45           .91           .61          .44
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .48           .96           .64          .45
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.05)         (.04)         (.02)          --
Distributions from realized gains                                        (.23)         (.16)         (.12)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.28)         (.20)         (.14)          --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.91         $6.71         $5.95        $5.45
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $--           $--           $--          $--
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.05%(d)      1.06%(e)       .98%(e)     1.01%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.19%(d)      1.03%          .78%         .90%(d)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 28%           64%           64%          17%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                         7.24%(g)     16.25%        11.87%        9.00%(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.76% and 7.20% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
28  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
29  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT


                                                     BEGINNING           ENDING             EXPENSES
                                                   ACCOUNT VALUE      ACCOUNT VALUE        PAID DURING         ANNUALIZED
                                                   AUG. 1, 2005       JAN. 31, 2006       THE PERIOD(a)       EXPENSE RATIO

Class A
     Actual(b)                                        $1,000            $1,070.50             $6.54(c)            1.24%
     Hypothetical (5% return before expenses)         $1,000            $1,019.16             $6.38(c)            1.24%
Class B
     Actual(b)                                        $1,000            $1,067.10            $10.59(c)            2.01%
     Hypothetical (5% return before expenses)         $1,000            $1,015.24            $10.32(c)            2.01%
Class C
     Actual(b)                                        $1,000            $1,067.90            $10.64(c)            2.02%
     Hypothetical (5% return before expenses)         $1,000            $1,015.19            $10.37(c)            2.02%
Class I
     Actual(b)                                        $1,000            $1,072.80             $4.17(c)             .79%
     Hypothetical (5% return before expenses)         $1,000            $1,021.45             $4.07(c)             .79%
Class Y
     Actual(b)                                        $1,000            $1,072.40             $5.54(c)            1.05%
     Hypothetical (5% return before expenses)         $1,000            $1,020.13             $5.40(c)            1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended Jan. 31, 2006:
     +7.05% for Class A, +6.71% for Class B, +6.79% for Class C, +7.28% for Class I and +7.24% for Class Y.

(c) Effective as of March 11, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.00% for Class A; 1.78% for Class B, 1.77% for Class C; 0.64% for Class I and 0.84% for Class Y of the Fund's average daily net assets. If the revised fee schedule under the cap/fee waiver agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $5.28 for Class A, $9.38 for Class B, $9.33 for Class C, $3.38 for Class I and $4.44 for Class Y; the hypothetical expenses paid would have been $5.15 for Class A, $9.15 for Class B, $9.09 for Class C, $3.30 for Class I and $4.33 for Class Y.

------------------------------------------------------------------------------
30  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND
This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

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31  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT
In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

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32  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE
The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED
The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

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33  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE
The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS
In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

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34  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

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35  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DISCIPLINED EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1. ELECTION OF BOARD MEMBERS

   KATHLEEN BLATZ
   Affirmative                                              137,687,051.18
   Withhold                                                   3,777,037.12
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ARNE H. CARLSON
   Affirmative                                              137,080,136.14
   Withhold                                                   4,383,952.16
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   PATRICIA M. FLYNN
   Affirmative                                              137,754,717.40
   Withhold                                                   3,709,370.90
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ANNE P. JONES
   Affirmative                                              137,495,442.17
   Withhold                                                   3,968,646.13
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   JEFFREY LAIKIND
   Affirmative                                              137,487,753.60
   Withhold                                                   3,976,334.70
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30


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36  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

   STEPHEN R. LEWIS, JR.
   Affirmative                                              137,741,665.65
   Withhold                                                   3,722,422.65
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   CATHERINE JAMES PAGLIA
   Affirmative                                              137,692,414.22
   Withhold                                                   3,771,674.08
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   VIKKI L. PRYOR
   Affirmative                                              137,692,414.22
   Withhold                                                   3,771,674.08
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ALAN K. SIMPSON
   Affirmative                                              137,240,274.05
   Withhold                                                   4,223,814.25
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ALISON TAUNTON-RIGBY
   Affirmative                                              137,754,717.40
   Withhold                                                   3,709,370.90
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   WILLIAM F. TRUSCOTT
   Affirmative                                              137,636,780.35
   Withhold                                                   3,827,307.95
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

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37  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   Affirmative                                              136,497,402.85
   Against                                                    2,176,718.11
   Abstain                                                    2,789,967.34
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH
   RIVERSOURCE INVESTMENTS, LLC

   Affirmative                                              137,258,733.84
   Against                                                    1,860,526.22
   Abstain                                                    2,344,828.24
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

4. APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

   A. DIVERSIFICATION

   Affirmative                                              137,669,982.82
   Against                                                    1,266,516.25
   Abstain                                                    2,527,589.23
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

   B. LENDING

   Affirmative                                              136,003,311.77
   Against                                                    2,081,141.59
   Abstain                                                    3,379,634.94
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

   C. BORROWING

   Affirmative                                              136,626,424.17
   Against                                                    1,964,692.59
   Abstain                                                    2,872,971.54
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

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


                     THIS PAGE LEFT BLANK INTENTIONALLY



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39  --   RIVERSOURCE DISCIPLINED EQUITY FUND   --   2006 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

Semiannual Report

                                              [RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE(SM)
GROWTH FUND


SEMIANNUAL REPORT FOR THE
PERIOD ENDED JAN. 31, 2006


> RIVERSOURCE GROWTH FUND
  (FORMERLY AXP(R) GROWTH FUND)
  SEEKS TO PROVIDE SHAREHOLDERS
  WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot..............................3
Performance Summary........................4
Questions & Answers
    with Portfolio Management..............6
Investments in Securities..................9
Financial Statements......................13
Notes to Financial Statements.............16
Fund Expenses Example.....................29
Approval of Investment Management
    Services Agreement....................31
Proxy Voting..............................34
Results of Meeting of Shareholders........35

                               [DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
FUND SNAPSHOT AT JAN. 31, 2006                                              <
------------------------------------------------------------------------------

PORTFOLIO MANAGER

PORTFOLIO MANAGER                     SINCE                YEARS IN INDUSTRY
Nick Thakore                           4/02                      12

------------------------------------------------------------------------------
FUND OBJECTIVE                                                              <
------------------------------------------------------------------------------

For investors seeking long-term capital growth.

Inception dates by class
A: 3/1/72        B: 3/20/95      C: 6/26/00      I: 3/4/04         Y: 3/20/95

Ticker symbols by class
A: INIDX         B: IGRBX        C: AXGCX        I: AGWIX          Y: IGRYX

Total net assets                                               $3.533 billion

Number of holdings                                                        139

------------------------------------------------------------------------------
STYLE MATRIX                                                                <
------------------------------------------------------------------------------

              [photo] Shading within the style matrix indicates areas in which the Fund generally invests.

------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                         <
------------------------------------------------------------------------------

Percentage of portfolio assets
                                                   [PIE CHART]
Health Care 20.9%
Information Technology 18.1%
Telecommunication Services 17.2%
Consumer Discretionary 14.2%
Consumer Staples 9.2%
Energy 6.2%
Short-Term Securities** 4.6%
Financials 4.2%
Industrials 4.1%
Materials 1.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 4.6%, 1.3% is due to security lending activity and 3.3% is the Portfolio's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                            <
------------------------------------------------------------------------------

Percentage of portfolio assets

Sprint Nextel (Diversified Telecommunication Services)        8.8%
NTL (Media)                                                   5.5
Cisco Systems (Communications Equipment)                      4.0
Pfizer (Pharmaceuticals)                                      3.9
Google Cl A (Internet Software and Services)                  2.9
Vodafone Group (Wireless
Telecommunication Services)                                   2.7
Procter & Gamble (Household Products)                         2.2
Exxon Mobil (Oil & Gas)                                       2.2
Nokia ADR (Communications Equipment)                          1.8
Orascom Telecom Holding GDR (Wireless Telecommunication
 Services)                                                    1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

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3   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                           PERFORMANCE COMPARISON
                For the six-month period ended Jan. 31, 2006

                                [BAR CHART]

RiverSource Growth Fund Class A (excluding sales charge) +3.70%
Russell 1000 Growth Index(1) (unmanaged)                 +3.91%
Lipper Large-Cap Growth Funds Index(2)                   +6.58%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                          <
--------------------------------------------------------------------------------------------------------
                             CLASS A          CLASS B             CLASS C         CLASS I      CLASS Y
(INCEPTION DATES)           (3/1/72)         (3/20/95)           (6/26/00)        (3/4/04)    (3/20/95)
                                                     AFTER              AFTER
                        NAV(1)    POP(2)   NAV(1)   CDSC(3)  NAV(1)     CDSC(4)     NAV(5)      NAV(6)

AT JAN. 31, 2006
6 months*               +3.70%    -2.26%   +3.31%   -1.69%   +3.31%     +2.31%      +3.94%      +3.80%
1 year                 +12.69%    +6.21%  +11.87%   +6.87%  +11.87%    +10.87%     +13.26%     +12.94%
3 years                +13.96%   +11.73%  +13.07%  +12.01%  +13.07%    +13.07%        N/A      +14.16%
5 years                 -6.58%    -7.68%   -7.30%   -7.67%   -7.31%     -7.31%        N/A       -6.41%
10 years                +4.38%    +3.76%   +3.58%   +3.58%     N/A        N/A         N/A       +4.54%
Since inception        +11.98%   +11.98%   +6.06%   +6.06%  -10.34%    -10.34%      +8.75%      +7.03%

AT DEC. 31, 2005
6 months*               +4.53%    -1.48%   +4.11%   -0.89%   +4.11%     +3.11%      +4.76%      +4.63%
1 year                  +8.42%    +2.19%   +7.55%   +2.55%   +7.55%     +6.55%      +8.90%      +8.62%
3 years                +12.41%   +10.21%  +11.53%  +10.45%  +11.53%    +11.53%        N/A      +12.61%
5 years                 -5.83%    -6.93%   -6.56%   -6.94%   -6.57%     -6.57%        N/A       -5.66%
10 years                +4.42%    +3.80%   +3.61%   +3.61%     N/A        N/A         N/A       +4.57%
Since inception        +11.95%   +11.95%   +5.92%   +5.92%  -10.80%    -10.80%      +7.98%      +6.89%

(1)   Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*     Not annualized.

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5   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the first six months of the 2006 fiscal year.

Q: How did RiverSource Growth Fund perform for the six-month period ended Jan. 31, 2006?

A: RiverSource Growth Fund's Class A shares rose 3.70%, excluding sales charge, for the six-month period ended Jan. 31, 2006. The Fund's benchmark, the Russell 1000(R) Growth Index (Russell Index), advanced 3.91%. The Fund's peer group as represented by the Lipper Large-Cap Growth Funds Index (Lipper Index) returned 6.58% for the same period.

Q:    What factors influenced performance during the period?

A: The stock market advanced strongly during the six-month period and the Fund participated in the rally. The Fund's slight performance lag relative to the Russell Index is attributable to modest underperformance from a number of individual stocks. Overall, the Fund's positioning in the telecommunications services, consumer discretionary and consumer staples sectors proved disadvantageous, while positioning in technology and health care was beneficial.

      Although the Fund's performance was close to that of the Russell Index, performance relative to its peers, as measured by the Lipper Index, was not as favorable. Our analysis of this underperformance suggests that the Fund was underweight compared to the Lipper Index in a number of strong performing stocks where our peers seemed to be overweight. In our view, these stocks offer very strong growth opportunities, but we believe these companies' valuations are too high relative to that growth outlook.

      Significant individual detractors relative to the Russell Index included Sprint Nextel, Spectrum Brands and Dell. Sprint Nextel lagged the market as investors seemed to have concern about near-term fundamentals. We still believe Sprint Nextel is an outstanding growth story with an attractive valuation and thus, the portfolio maintained a large position. Spectrum Brands, a maker of batteries, fertilizers and other consumer products, had disappointing earnings, partly due to higher raw material costs that the company could not pass on to its customers. We still hold the stock, but have generally not added to it as its price went down. Computer hardware company Dell had a small negative effect on return because the market has become increasingly concerned about the company's growth rate compared to what it had been in the past. We share some of these concerns and have reduced the portfolio weighting in Dell.

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6   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

> CHANGES TO THE PORTFOLIO DURING THE PERIOD STEMMED PRIMARILY FROM OUR BELIEF THAT CONSUMERS FACE GREATER HEADWIND THAN IN RECENT YEARS, WHILE THE OUTLOOK FOR CORPORATE CAPITAL SPENDING IS MORE FAVORABLE.

      On the positive side, Google was the largest contributor to performance. Google has delivered tremendous earnings growth since its initial public offering in 2004. We believe it is still a great growth story with a reasonable valuation, although early in 2006 we anticipated some weakness in its short-term earnings. We reduced the portfolio's Google holdings in January before the company announced its fourth quarter 2005 earnings which fell short of analyst expectations and precipitated a sharp decline in the stock's price. Cell phone maker Nokia was also a major contributor, advancing on both improving margins and its recovery of global market share. We believe Nokia continues to have strong fundamentals, good earnings growth potential and an attractive valuation. A third significant contributor, Orascom Telecom, an emerging markets wireless firm, has benefited from strong growth rates, solid fundamentals and attractive valuations. Orascom Telecom fits our telecommunications theme which focuses on three different groups: established U.S. carriers, rural carriers and emerging markets carriers.

Q:    What changes did you make during the six-month period?

A: Changes to the portfolio during the period stemmed primarily from our belief that consumers face greater headwind than in recent years, while the outlook for corporate capital spending is more favorable. Therefore, we increased emphasis on stocks that will benefit from capital spending and reduced focus on those that are dependent on consumers. Thus the portfolio has a smaller-than-benchmark position in retail, but we increased the portfolio weighting in stocks such as Cisco Systems, a communications technology company that we believe can benefit from increased corporate capital spending.

      Another theme is our expectation that earnings growth will decelerate in 2006, so we increased the portfolio's emphasis on telecommunications services, health care and consumer staples. These sectors are typically not dependent on cyclical growth so we think the companies can deliver strong earnings regardless of economic conditions. Stocks in these sectors have underperformed, but in a

------------------------------------------------------------------------------
7   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

> IN GENERAL, WE BELIEVE THE FUND HOLDS STOCKS THAT, AS A GROUP, ARE LIKELY
  TO GROW EARNINGS FASTER THAN THE MARKET.

      slowing growth environment, we anticipate that investors are willing to pay more for them.

      In terms of individual stocks, we added to Pfizer because the company received a favorable patent ruling on its cholesterol-lowering drug Lipitor, which had been a risk for the stock. We consider Pfizer's valuation attractive and think there is an opportunity for the company to return to growth. We also increased holdings of Vodafone Group. This is a more mature telecommunications story, but one with good long-term growth and, after recent declines, a very attractive valuation. We added selectively to General Electric on price weakness of its stock because we see a favorable outlook for 2006 growth. Also, we added to News Corp. on its recent decline given its solid fundamentals and promising growth outlook.

      We modestly reduced weightings in technology stocks Dell (discussed above) and Intel and also sold our holdings of Telewest Global. Telewest Global had been a play on the U.K. cable market, but now that the company has agreed to merge with NTL, the U.K.'s largest cable operator and broadband and communications services provider, and given how much the stock price has already risen, we didn't see as much future opportunity in Telewest Global.

Q:    How have you positioned the Fund for current market conditions?

A: In general, we believe the Fund holds stocks that, as a group, are likely to grow earnings faster than the market. At the same time, we don't think we are overpaying for that growth potential. We also believe that the stocks in the portfolio generally won't have to depend on macro-economic growth to fuel their earnings growth. We are confident about the stocks and the positioning of the portfolio, given our expectations for slow economic growth and decelerating earnings in 2006.

------------------------------------------------------------------------------
8   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES
RiverSource Growth Fund

JAN. 31, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (95.4%)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)

AEROSPACE & DEFENSE (1.7%)
Boeing                                         204,804            $13,990,161
General Dynamics                                91,791             10,680,801
Goodrich                                        72,802              2,866,215
Honeywell Intl                                 346,590             13,315,988
Lockheed Martin                                273,766             18,520,269
                                                               ---------------
Total                                                              59,373,434
------------------------------------------------------------------------------

BEVERAGES (1.9%)
Coca-Cola                                      343,046             14,195,243
PepsiCo                                        920,571             52,638,250
                                                               ---------------
Total                                                              66,833,493
------------------------------------------------------------------------------

BIOTECHNOLOGY (3.3%)
Amgen                                          829,296(b)          60,447,385
Biogen Idec                                    465,167(b)          20,816,223
Genentech                                      318,228(b,d)        27,342,150
Gilead Sciences                                144,464(b)           8,793,524
                                                               ---------------
Total                                                             117,399,282
------------------------------------------------------------------------------

CHEMICALS (0.3%)
Bayer                                          241,920(c)          10,103,296
------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
ICICI Bank ADR                                 104,796(c)           3,292,690
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Cendant                                        858,738             14,375,274
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.8%)
Cisco Systems                                7,568,095(b)         140,539,524
Nokia ADR                                    3,469,335(c)          63,766,377
                                                               ---------------
Total                                                             204,305,901
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.2%)
Dell                                         1,649,469(b)          48,345,937
EMC                                          1,104,811(b)          14,804,467
Hewlett-Packard                                478,283             14,912,864
                                                               ---------------
Total                                                              78,063,268
------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
American Express                                69,141              3,626,445
Capital One Financial                           49,677              4,138,094
SLM                                            123,466              6,909,158
                                                               ---------------
Total                                                              14,673,697
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                          SHARES               VALUE(a)

DIVERSIFIED TELECOMMUNICATION SERVICES (9.9%)
ALLTEL                                         152,005             $9,124,860
Philippine Long Distance  Telephone ADR        202,647(c)           7,252,736
Qwest Communications Intl                      907,300(b)           5,461,946
Sprint Nextel                               13,708,698            313,792,097
Verizon Communications                         346,736             10,977,662
                                                               ---------------
Total                                                             346,609,301
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Halliburton                                    439,873             34,991,898
Schlumberger                                    75,432              9,613,808
Transocean                                      63,036(b)           5,115,371
                                                               ---------------
Total                                                              49,721,077
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
Safeway                                      1,517,552             35,571,419
Wal-Mart Stores                                474,065             21,859,137
                                                               ---------------
Total                                                              57,430,556
------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Cadbury Schweppes                              923,360(c)           9,066,446
General Mills                                  133,640              6,496,240
Kellogg                                        501,190             21,501,051
                                                               ---------------
Total                                                              37,063,737
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Alcon                                           54,916(c)           7,024,855
Baxter Intl                                  1,389,215             51,192,573
Boston Scientific                              409,711(b)           8,960,380
Guidant                                        724,125             53,295,599
PerkinElmer                                    310,707              7,065,477
                                                               ---------------
Total                                                             127,538,884
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.9%)
Cardinal Health                                753,672             54,294,532
HCA                                            745,406             36,584,526
HealthSouth                                  1,479,993(b)           7,111,366
McKesson                                       122,988              6,518,364
Medco Health Solutions                         329,353(b)          17,817,997
UnitedHealth Group                             883,507             52,497,986
                                                               ---------------
Total                                                             174,824,771
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
9   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)

HOTELS, RESTAURANTS & LEISURE (0.5%)
Kerzner Intl                                   149,103(b,c)        $9,727,480
McDonald's                                     183,091              6,410,016
                                                               ---------------
Total                                                              16,137,496
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Harman Intl Inds                                70,977(d)           7,807,470
Sony                                           376,300(c)          18,285,678
                                                               ---------------
Total                                                              26,093,148
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.1%)
Procter & Gamble                             1,313,531             77,800,441
Spectrum Brands                              1,675,161(b)          31,677,295
                                                               ---------------
Total                                                             109,477,736
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
General Electric                             1,049,686             34,377,217
Tyco Intl                                      975,507(c)          25,411,957
                                                               ---------------
Total                                                              59,789,174
------------------------------------------------------------------------------

INSURANCE (2.8%)
ACE                                            388,636(c)          21,277,821
American Intl Group                            758,143             49,628,041
Arch Capital Group                             162,803(b,c)         8,846,715
Aspen Insurance Holdings                       572,510(c)          13,270,782
Chubb                                           35,323              3,332,725
Hartford Financial Services Group               39,980              3,287,555
                                                               ---------------
Total                                                              99,643,639
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
eBay                                           159,739(b)           6,884,751
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.9%)
Google Cl A                                    234,737(b,g)       101,699,805
------------------------------------------------------------------------------

IT SERVICES (0.5%)
First Data                                     395,981             17,858,743
------------------------------------------------------------------------------

MACHINERY (0.3%)
Caterpillar                                    175,608             11,923,783
------------------------------------------------------------------------------

MEDIA (11.6%)
Comcast Cl A                                 2,020,827(b)          56,219,407
Comcast Special Cl A                           303,106(b)           8,402,098
Liberty Global Cl A                          1,938,288(b)          41,479,363
Liberty Global Series C                        847,954(b)          17,145,630
News Corp Cl A                               1,512,712             23,840,341
NTL                                          3,060,574(b,d)       193,581,307
Time Warner                                    657,567             11,527,150
Viacom Cl B                                     92,496(b)           3,836,734
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)

MEDIA (CONT.)
Vivendi Universal ADR                        1,526,466(c)         $47,793,650
WorldSpace Cl A                                314,100(b,d)         3,989,070
                                                               ---------------
Total                                                             407,814,750
------------------------------------------------------------------------------

METALS & MINING (1.0%)
Coeur d'Alene Mines                          2,941,986(b,d)        15,239,487
Newmont Mining                                 353,501             21,846,362
                                                               ---------------
Total                                                              37,085,849
------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Federated Dept Stores                           93,317              6,217,712
JC Penney                                      216,884             12,102,127
                                                               ---------------
Total                                                              18,319,839
------------------------------------------------------------------------------

OIL & GAS (4.8%)
Anadarko Petroleum                             140,211             15,117,550
Chevron                                        143,733              8,534,866
ConocoPhillips                                 138,038              8,931,059
Devon Energy                                   195,062             13,305,179
Exxon Mobil                                  1,233,540             77,404,634
Kinder Morgan Management LLC                        --(b)                  15
Marathon Oil                                   192,200             14,774,414
Ultra Petroleum                                199,616(b)          13,731,585
Valero Energy                                  288,450             18,007,933
                                                               ---------------
Total                                                             169,807,235
------------------------------------------------------------------------------

PHARMACEUTICALS (9.2%)
AstraZeneca                                    435,254(c)          21,074,526
Bristol-Myers Squibb                           389,900              8,885,821
GlaxoSmithKline ADR                            137,394(c)           7,040,069
Johnson & Johnson                              610,751             35,142,612
Merck & Co                                     205,227              7,080,332
Novartis ADR                                   452,348(c)          24,951,516
Pfizer                                       5,342,714            137,200,895
Roche Holding                                  139,866(c)          22,103,686
Schering-Plough                                736,490             14,103,784
Teva Pharmaceutical Inds ADR                   610,280(c)          26,016,236
Wyeth                                          361,791             16,732,834
                                                               ---------------
Total                                                             320,332,311
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Analog Devices                                 376,957             14,991,580
Freescale Semiconductor Cl A                   824,276(b)          20,738,784
Freescale Semiconductor Cl B                   302,062(b)           7,627,066
Integrated Device Technology                   720,467(b)          10,007,287

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
10   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Intel                                        1,577,274            $33,548,618
Linear Technology                               94,221              3,505,963
MEMC Electronic Materials                      156,531(b)           4,473,656
PMC-Sierra                                     361,209(b)           3,417,037
Texas Instruments                              482,466(d)          14,102,481
                                                               ---------------
Total                                                             112,412,472
------------------------------------------------------------------------------

SOFTWARE (3.5%)
Adobe Systems                                  335,985             13,345,324
Compuware                                      833,799(b)           6,870,504
Mercury Interactive                            316,451(b)          10,996,672
Microsoft                                    2,199,328             61,911,083
Oracle                                       1,813,106(b)          22,790,742
Symantec                                       489,354(b)           8,994,327
                                                               ---------------
Total                                                             124,908,652
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.1%)
Best Buy                                        80,110              4,058,373
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Nike Cl B                                      317,810             25,726,720
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Countrywide Financial                          330,677             11,057,839
Fannie Mae                                     256,835             14,881,020
Freddie Mac                                     63,554              4,312,774
                                                               ---------------
Total                                                              30,251,633
------------------------------------------------------------------------------

TOBACCO (1.6%)
Altria Group                                   766,745             55,466,333
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (7.2%)
Centennial Communications                      227,996              2,150,002
Hutchison Telecommunications Intl ADR          893,529(b,c)        22,382,901
Motient                                        358,775(b,d)         7,480,459
NeuStar Cl A                                 1,094,709(b)          31,757,508
O2                                           5,270,162(c)          18,749,120
Orascom Telecom Holding GDR                    946,342(c,d)        62,647,840
Partner Communications ADR                     101,263(c)             807,066
Vodafone Group                              46,075,542(c)          96,711,783
Vodafone Group ADR                             555,154(c)          11,719,301
                                                               ---------------
Total                                                             254,405,980
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,168,898,445)                                         $3,371,707,083
------------------------------------------------------------------------------

------------------------------------------------------------------------------
OPTIONS PURCHASED (0.3%)
------------------------------------------------------------------------------
ISSUER                 CONTRACTS   EXERCISE    EXPIRATION            VALUE(a)
                         PRICE       DATE

CALLS
Sprint Nextel            45,575     $22.50      Aug. 2006         $10,026,500
------------------------------------------------------------------------------

PUTS
Google Cl A                 406     430.00      Feb. 2006             945,980
------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $13,502,671)                                               $10,972,480
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.6%)(e)
------------------------------------------------------------------------------
ISSUER        EFFECTIVE                          AMOUNT              VALUE(a)
                YIELD                          PAYABLE AT
                                                MATURITY

COMMERCIAL PAPER
Alpine Securitization
   02-01-06     4.48%                         $4,100,000(f)        $4,099,490
Chariot Funding LLC
   02-13-06     4.36                          25,000,000(f)        24,960,729
   02-22-06     4.46                          30,000,000(f)        29,918,416
CIESCO LLC
   03-07-06     4.49                          30,000,000(f)        29,869,626
Falcon Asset Securitization
   02-21-06     4.43                          13,800,000(f)        13,764,419
Goldman Sachs Group
   02-06-06     4.48                          15,000,000           14,988,800
Kitty Hawk Funding
   02-03-06     4.30                          10,000,000(f)         9,996,417
Nieuw Amsterdam
   03-01-06     4.50                          16,000,000(f)        15,942,258
Park Granada LLC
   02-21-06     4.40                          19,700,000(f)        19,649,551
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $163,209,819)                                             $163,189,706
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,345,610,935)(h)                                      $3,545,869,269
==============================================================================
See accompanying notes to investments in securities.

------------------------------------------------------------------------------
11   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2006, the value of foreign securities represented 15.8% of net assets.

(d) At Jan. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of net assets. See Note 6 to the financial statements. 3.3% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $148,200,906 or 4.2% of net assets.

(g) At Jan. 31, 2006, securities valued at $100,167,400 were held to cover open call options written as follows (see Note 7 to the financial statements):

      ISSUER           CONTRACTS     EXERCISE      EXPIRATION      VALUE(a)
                                      PRICE           DATE
      ----------------------------------------------------------------------
      Google Cl A        2,312         $460         Feb. 2006     $3,676,080

(h) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $3,345,611,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $283,866,000
      Unrealized depreciation                                   (83,608,000)
      ----------------------------------------------------------------------
      Net unrealized appreciation                              $200,258,000
      ----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

------------------------------------------------------------------------------
12   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Growth Fund

JAN. 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $3,345,610,935)                                                           $3,545,869,269
Cash in bank on demand deposit                                                                     9,993,584
Foreign currency holdings (identified cost $18,385) (Note 1)                                          18,418
Capital shares receivable                                                                            710,373
Dividends and accrued interest receivable                                                          1,428,608
Receivable for investment securities sold                                                        126,813,175
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                         19,802
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                   3,684,853,229
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Capital shares payable                                                                               229,102
Payable for investment securities purchased                                                      103,018,344
Payable upon return of securities loaned (Note 6)                                                 44,574,000
Accrued investment management services fee                                                            55,204
Accrued distribution fee                                                                              33,468
Accrued service fee                                                                                      796
Accrued transfer agency fee                                                                            7,881
Accrued administrative services fee                                                                    4,920
Other accrued expenses                                                                               242,289
Options contracts written, at value (premiums received $7,215,049) (Note 7)                        3,676,080
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                151,842,084
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                            $3,533,011,145
=============================================================================================================
-------------------------------------------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                      $    1,218,546
Additional paid-in capital                                                                     4,020,980,838
Undistributed net investment income                                                                1,532,992
Accumulated net realized gain (loss) (Note 9)                                                   (694,515,464)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                   203,794,233
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                      $3,533,011,145
=============================================================================================================
Net assets applicable to outstanding shares:              Class A                             $2,443,136,052
                                                          Class B                             $  585,137,281
                                                          Class C                             $   18,993,994
                                                          Class I                             $  196,329,600
                                                          Class Y                             $  289,414,218
Net asset value per share of outstanding capital stock:   Class A shares       83,149,104     $        29.38
                                                          Class B shares       21,777,433     $        26.87
                                                          Class C shares          706,836     $        26.87
                                                          Class I shares        6,537,580     $        30.03
                                                          Class Y shares        9,683,669     $        29.89
-------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                             $   42,845,574
-------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

------------------------------------------------------------------------------
13   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RiverSource Growth Fund

                                                                                 PERIOD FROM
                                                                               AUG. 1, 2005 TO    PERIOD FROM         TOTAL
                                                                                DEC. 5, 2005    DEC. 6, 2005 TO  AUG. 1, 2005 TO
                                                                                 (UNAUDITED)     JAN. 31, 2006    JAN. 31, 2006
                                                                                   (NOTE 1)       (UNAUDITED)      (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                       $  14,193,685    $   5,796,273    $  19,989,958
Interest                                                                            1,247,678        1,094,920        2,342,598
Fee income from securities lending (Note 6)                                            63,368           20,930           84,298
   Less foreign taxes withheld                                                       (197,993)         (38,528)        (236,521)
--------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       15,306,738        6,873,595       22,180,333
--------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  6,845,457        3,148,269        9,993,726
Distribution fee
   Class A                                                                          1,921,807          942,004        2,863,811
   Class B                                                                          1,879,387          900,519        2,779,906
   Class C                                                                             56,959           28,899           85,858
Transfer agency fee                                                                 2,065,763          935,814        3,001,577
Incremental transfer agency fee
   Class A                                                                            149,860           69,037          218,897
   Class B                                                                             88,975           39,958          128,933
   Class C                                                                              2,333            1,126            3,459
Service fee -- Class Y                                                                101,751           45,579          147,330
Administrative services fees and expenses                                             553,402          290,715          844,117
Compensation of board members                                                          14,850            2,433           17,283
Custodian fees                                                                        103,625           40,100          143,725
Printing and postage                                                                  215,775           87,900          303,675
Registration fees                                                                      50,115           37,800           87,915
Audit fees                                                                             16,600            5,400           22,000
Other                                                                                  61,063           16,267           77,330
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     14,127,722        6,591,820       20,719,542
   Earnings credits on cash balances (Note 2)                                         (44,884)         (27,252)         (72,136)
--------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 14,082,838        6,564,568       20,647,406
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                     1,223,900          309,027        1,532,927
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 124,446,635      119,102,118      243,548,753
   Foreign currency transactions                                                      (24,009)         (47,460)         (71,469)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           124,422,626      119,054,658      243,477,284
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (71,020,375)     (51,220,324)    (122,240,699)
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              53,402,251       67,834,334      121,236,585
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  54,626,151    $  68,143,361    $ 122,769,512
================================================================================================================================
See accompanying notes to financial statements.

------------------------------------------------------------------------------
14   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Growth Fund

                                                                                JAN. 31, 2006    JULY 31, 2005
                                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                                 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 $   1,532,927    $    1,207,349
Net realized gain (loss) on investments                                           243,477,284       289,309,123
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies             (122,240,699)      243,570,687
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   122,769,512       534,087,159
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        (766,401)               --
      Class I                                                                        (240,149)               --
      Class Y                                                                        (164,444)               --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                                (1,170,994)               --
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                        487,013,376       245,400,269
   Class B shares                                                                 112,365,079        84,469,961
   Class C shares                                                                   5,591,366         4,411,692
   Class I shares                                                                  43,711,622       115,544,634
   Class Y shares                                                                  24,808,702        47,375,409
Reinvestment of distributions at net asset value
   Class A shares                                                                     748,306               --
   Class I shares                                                                     240,141               --
   Class Y shares                                                                     164,444               --
Payments for redemptions
   Class A shares                                                                (231,851,700)     (623,373,452)
   Class B shares (Note 2)                                                       (122,421,990)     (200,303,603)
   Class C shares (Note 2)                                                         (2,209,582)       (4,584,216)
   Class I shares                                                                  (1,405,819)       (1,248,614)
   Class Y shares                                                                 (50,401,574)     (152,214,350)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                 266,352,371      (484,522,270)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                           387,950,889        49,564,889
Net assets at beginning of period                                               3,145,060,256     3,095,495,367
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                    $3,533,011,145    $3,145,060,256
================================================================================================================
Undistributed net investment income                                            $    1,532,992    $    1,171,059
----------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

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15   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
RiverSource Growth Fund (formerly AXP Growth Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 5.56% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in Growth Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

------------------------------------------------------------------------------
16   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Aug. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                                    $14,193,685
Interest Income                                               $1,247,678
Fee income from securities lending                               $63,368
Foreign taxes withheld                                         $(197,993)
Investment management services fee                            $6,845,457
Compensation of board members                                     $9,983
Custodian fees                                                  $103,173
Audit fees                                                       $12,025
Other                                                            $36,351
Earnings credits on cash balances                                  $(714)

All realized and unrealized gains (losses) presented for the period from Aug. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

------------------------------------------------------------------------------
17   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2006, foreign currency holdings were entirely comprised of European monetary units.

------------------------------------------------------------------------------
18   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

------------------------------------------------------------------------------
19   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES
Effective Dec. 6, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Growth Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Dec. 6, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Aug. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $432,349 and for the period from Dec. 6, 2005 to Jan. 31, 2006, the adjustment increased the fee by $53,915.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $19.50
o Class B $20.50
o Class C $20.00
o Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

------------------------------------------------------------------------------
20   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,989,873 for Class A, $296,940 for Class B and $1,523 for Class C for the six months ended Jan. 31, 2006.

During the period from Aug. 1, 2005 to Dec. 5, 2005, the Portfolio's custodian fees were reduced by $44,884 as a result of earnings credits from overnight cash balances. During the period from Dec. 6, 2005 to Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $27,252 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,543,392,466 and $1,352,146,154, respectively, for the period from Aug. 1, 2005 to Dec. 5, 2005 and $1,024,278,115 and $910,743,384, respectively, for the period from Dec. 6, 2005 to Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                           SIX MONTHS ENDED JAN. 31, 2006
                                            CLASS A       CLASS B      CLASS C     CLASS I      CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       17,143,440    4,309,383     215,332    1,504,626      854,786
Issued for reinvested distributions            25,726           --          --        8,083        5,559
Redeemed                                   (8,151,530)  (4,754,594)    (84,942)     (47,636)  (1,734,377)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                     9,017,636     (445,211)    130,390    1,465,073     (874,032)
---------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED JULY 31, 2005
                                            CLASS A       CLASS B      CLASS C     CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                        9,267,227    3,475,136     181,331    4,366,146    1,841,710
Issued for reinvested distributions                --           --          --           --           --
Redeemed                                  (24,353,716)  (8,484,021)   (194,446)     (44,571)  (5,823,100)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (15,086,489)  (5,008,885)    (13,115)   4,321,575   (3,981,390)
---------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
21   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS
At Jan. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                CURRENCY TO         CURRENCY TO     UNREALIZED         UNREALIZED
                            BE DELIVERED         BE RECEIVED    APPRECIATION       DEPRECIATION
-------------------------------------------------------------------------------------------------
Feb. 1, 2006                   1,767,112             999,272       $10,392             $--
                             U.S. Dollar       British Pound
Feb. 2, 2006                   1,771,517           1,001,196         9,410              --
                             U.S. Dollar       British Pound
-------------------------------------------------------------------------------------------------
Total                                                              $19,802             $--
-------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES
At Jan. 31, 2006, securities valued at $42,845,574 were on loan to brokers. For collateral, the Fund received $44,574,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $84,298 for six months ended Jan. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

-------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED JAN. 31, 2006
                                                                      CALLS
                                                         CONTRACTS            PREMIUMS
-------------------------------------------------------------------------------------------
Balance July 31, 2005                                         --              $       --
Opened                                                     2,312               7,215,049
Closed                                                        --                      --
-------------------------------------------------------------------------------------------
Balance Jan. 31, 2006                                      2,312              $7,215,049
-------------------------------------------------------------------------------------------
See "Summary of significant accounting policies."

8. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

------------------------------------------------------------------------------
22   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $913,031,953 at July 31, 2005, that if not offset by capital gains will expire as follows:

                 2010                               2011
             $544,257,626                       $368,774,327

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

------------------------------------------------------------------------------
23   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

11. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(f)      2005        2004        2003       2002
Net asset value, beginning of period                                      $28.34       $23.73      $22.80      $20.88     $29.68
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .03          .04         .02          --       (.04)
Net gains (losses) (both realized and unrealized)                           1.02         4.57         .91        1.92      (8.74)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.05         4.61         .93        1.92      (8.78)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.01)          --          --          --         --
Distributions from realized gains                                             --           --          --          --       (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.01)          --         --           --       (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $29.38       $28.34      $23.73      $22.80     $20.88
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $2,443       $2,101      $2,117      $2,263     $2,213
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.15%(c)     1.19%       1.03%       1.21%       .99%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           .19%(c)      .16%        .07%         --%      (.15%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    72%         136%        171%        205%       225%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            3.70%(e)    19.43%       4.08%       9.20%    (29.59%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
24   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(f)      2005        2004        2003       2002
Net asset value, beginning of period                                      $26.01       $21.95      $21.25      $19.61     $28.11
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                (.08)        (.16)       (.16)       (.17)      (.25)
Net gains (losses) (both realized and unrealized)                            .94         4.22         .86        1.81      (8.23)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .86         4.06         .70        1.64      (8.48)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                             --           --          --          --       (.02)
Net asset value, end of period                                            $26.87       $26.01      $21.95      $21.25     $19.61
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $585         $578        $598        $775       $845
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.93%(c)     1.97%       1.81%       1.99%      1.77%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          (.59%)(c)    (.62%)      (.71%)      (.77%)     (.93%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    72%         136%        171%        205%       225%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            3.31%(e)    18.50%       3.29%       8.36%    (30.18%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
25   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(d)      2005        2004        2003       2002
Net asset value, beginning of period                                      $26.01       $21.95      $21.25      $19.62     $28.12
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                (.08)        (.16)       (.16)       (.17)      (.21)
Net gains (losses) (both realized and unrealized)                            .94         4.22         .86        1.80      (8.27)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .86         4.06         .70        1.63      (8.48)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                             --           --          --          --       (.02)
Net asset value, end of period                                            $26.87       $26.01      $21.95      $21.25     $19.62
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $19          $15         $13         $12         $7
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.92%(c)     1.97%       1.81%       2.01%      1.80%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          (.58%)(c)    (.62%)      (.71%)      (.81%)     (.96%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    72%         136%        171%        205%       225%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            3.31%(e)    18.50%       3.29%       8.31%    (30.17%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Adjusted to an annual basis.

(d) Total return does not reflect payment of a sales charge.

(e) Not annualized.

(f) Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
26   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

CLASS I
---------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(g)      2005        2004(b)
Net asset value, beginning of period                                      $28.93       $24.10      $25.61
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .10          .12         .09
Net gains (losses) (both realized and unrealized)                           1.04         4.71       (1.60)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.14         4.83       (1.51)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.04)          --          --
Net asset value, end of period                                            $30.03       $28.93      $24.10
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $196         $147         $18
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                            .69%(d)      .75%        .57%(d)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           .65%(d)      .55%        .43%(d)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    72%         136%        171%
---------------------------------------------------------------------------------------------------------------
Total return(e)                                                            3.94%(f)    20.04%      (5.90%)(f)
---------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
27   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(f)      2005        2004        2003       2002
Net asset value, beginning of period                                      $28.81       $24.07      $23.09      $21.11     $29.96
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .06          .09         .07         .04         --
Net gains (losses) (both realized and unrealized)                           1.04         4.65         .91        1.94      (8.83)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.10         4.74         .98        1.98      (8.83)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.02)          --          --          --         --
Distributions from realized gains                                             --           --          --          --       (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.02)          --          --          --       (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $29.89       $28.81      $24.07      $23.09     $21.11
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $289         $304        $350        $398       $481
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            .97%(c)     1.02%        .86%       1.03%       .82%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           .37%(c)      .34%        .25%        .18%       .02%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    72%         136%        171%        205%       225%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            3.80%(e)    19.69%       4.24%       9.38%    (29.48%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
28   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
29   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT


                                                     BEGINNING         ENDING          EXPENSES
                                                   ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                                   AUG. 1, 2005     JAN. 31, 2006    THE PERIOD(a)   EXPENSE RATIO

Class A
     Actual(b)                                        $1,000          $1,037.00         $5.97            1.15%
     Hypothetical (5% return before expenses)         $1,000          $1,019.62         $5.92            1.15%
Class B
     Actual(b)                                        $1,000          $1,033.10        $10.00            1.93%
     Hypothetical (5% return before expenses)         $1,000          $1,015.64         $9.91            1.93%
Class C
     Actual(b)                                        $1,000          $1,033.10         $9.95            1.92%
     Hypothetical (5% return before expenses)         $1,000          $1,015.70         $9.86            1.92%
Class I
     Actual(b)                                        $1,000          $1,039.40         $3.59             .69%
     Hypothetical (5% return before expenses)         $1,000          $1,021.96         $3.55             .69%
Class Y
     Actual(b)                                        $1,000          $1,038.00         $5.04             .97%
     Hypothetical (5% return before expenses)         $1,000          $1,020.54         $4.99             .97%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended Jan. 31, 2006:
     +3.70% for Class A, +3.31% for Class B, +3.31% for Class C, +3.94% for Class I and +3.80% for Class Y.

------------------------------------------------------------------------------
30   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND
This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

------------------------------------------------------------------------------
31   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express
Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT
In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

------------------------------------------------------------------------------
32   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

------------------------------------------------------------------------------
33   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

------------------------------------------------------------------------------
34   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                             2,143,098,460.70
    Withhold                                                   76,188,225.76
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ARNE H. CARLSON
    Affirmative                                             2,138,590,820.76
    Withhold                                                   80,695,865.70
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    PATRICIA M. FLYNN
    Affirmative                                             2,146,080,363.69
    Withhold                                                   73,206,322.77
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ANNE P. JONES
    Affirmative                                             2,139,389,255.96
    Withhold                                                   79,897,430.50
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    JEFFREY LAIKIND
    Affirmative                                             2,141,953,366.29
    Withhold                                                   77,333,320.17
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

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35   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

    STEPHEN R. LEWIS, JR.
    Affirmative                                             2,145,348,318.47
    Withhold                                                   73,938,367.99
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    CATHERINE JAMES PAGLIA
    Affirmative                                             2,145,316,875.36
    Withhold                                                   73,969,811.10
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    VIKKI L. PRYOR
    Affirmative                                             2,145,476,244.84
    Withhold                                                   73,810,441.62
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ALAN K. SIMPSON
    Affirmative                                             2,133,391,453.70
    Withhold                                                   85,895,232.76
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ALISON TAUNTON-RIGBY
    Affirmative                                             2,145,341,649.29
    Withhold                                                   73,945,037.17
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    WILLIAM F. TRUSCOTT
    Affirmative                                             2,145,374,858.54
    Withhold                                                   73,911,827.92
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

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36   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                             2,087,545,601.35
    Against                                                    86,691,378.94
    Abstain                                                    44,696,610.03
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                             2,104,849,719.56
    Against                                                    66,958,482.92
    Abstain                                                    47,125,387.84
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION

    Affirmative                                             2,104,109,336.41
    Against                                                    69,517,405.91
    Abstain                                                    45,306,848.00
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

    B. TEN PERCENT LIMITATION IN SINGLE ISSUER

    Affirmative                                             2,097,032,700.39
    Against                                                    74,003,226.36
    Abstain                                                    47,897,663.57
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

    C. LENDING

    Affirmative                                             2,083,343,069.88
    Against                                                    88,786,913.24
    Abstain                                                    46,803,607.20
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

------------------------------------------------------------------------------
37   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

    D. BORROWING

    Affirmative                                             2,088,616,198.84
    Against                                                    85,633,074.22
    Abstain                                                    44,684,317.26
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

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38   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

                     THIS PAGE LEFT BLANK INTENTIONALLY


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39   --   RIVERSOURCE GROWTH FUND   --   2006 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

Semiannual Report

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
LARGE CAP EQUITY FUND


SEMIANNUAL REPORT FOR THE
PERIOD ENDED JAN. 31, 2006

> RIVERSOURCE LARGE CAP EQUITY FUND (FORMERLY AXP(R) LARGE CAP EQUITY FUND)
  SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot..............................3

Performance Summary........................4

Questions & Answers
  with Portfolio Management................6

Investments in Securities..................9

Financial Statements......................16

Notes to Financial Statements.............19

Fund Expenses Example.....................32

Approval of Investment Management
  Services Agreement......................34

Proxy Voting..............................37

Results of Meeting of Shareholders........38


                                [Dalbar Logo]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

FUND SNAPSHOT

                  AT JAN. 31, 2006



------------------------------------------------------------------
 PORTFOLIO MANAGERS                                             <
------------------------------------------------------------------
PORTFOLIO MANAGERS                 SINCE     YEARS IN INDUSTRY
Robert Ewing, CFA                  1/05             16
Nick Thakore                       1/05             11


------------------------------------------------------------------
 FUND OBJECTIVE                                                 <
------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/28/02    B: 3/28/02    C: 3/28/02    I: 3/4/04    Y: 3/28/02

Ticker symbols by class
A: ALEAX      B: ALEBX      C: ARQCX      I: ALRIX     Y: ALEYX

Total net assets                                   $1.415 billion

Number of holdings                                            371


------------------------------------------------------------------
 STYLE MATRIX                                                   <
------------------------------------------------------------------

[photo]                       Shading within the style
                              matrix indicates areas in
                              which the Fund generally
                              invests.


------------------------------------------------------------------
 SECTOR COMPOSITION*                                            <
------------------------------------------------------------------

Percentage of portfolio assets

                                                    [Pie Graph]
Financials 18.1%
Information Technology 14.3%
Health Care 13.8%
Consumer Discretionary 11.5%
Energy 10.2%
Telecommunication Services 9.1%
Consumer Staples 8.3%
Industrials 8.0%
Materials 2.5%
Utilities 2.3%
Short-Term Securities** 1.9%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 1.9%, 0.3% is due to security lending activity and 1.6% is the Fund's cash equivalent position.


------------------------------------------------------------------
 TOP TEN HOLDINGS                                               <
------------------------------------------------------------------
Percentage of portfolio assets

 Sprint Nextel (Diversified Telecommunication Services)       4.2%
 Exxon Mobil (Oil & Gas)                                      3.4
 Pfizer (Pharmaceuticals)                                     2.9
 NTL (Media)                                                  2.4
 Bank of America (Commercial Banks)                           2.2
 American Intl Group (Insurance)                              2.2
 General Electric (Industrial Conglomerates)                  2.1
 Cisco Systems (Communications Equipment)                     1.9
 Altria Group (Tobacco)                                       1.8
 Citigroup (Diversified Financial Services)                   1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are subject to change.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   3
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

                                [Bar Graph]
                           PERFORMANCE COMPARISON
                For the six-month period ended Jan. 31, 2006

RiverSource Large Cap Equity Fund Class A (excluding sales charge)   +3.44%
Russell 1000(R) Index(1) (unmanaged)                                 +5.04%
S&P 500 Index(2) (unmanaged)                                         +4.68%
Lipper Large-Cap Core Funds Index(3)                                 +6.01%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

------------------------------------------------------------------------------
4   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

-------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                                                        <
-------------------------------------------------------------------------------------------------------
                         CLASS A              CLASS B              CLASS C         CLASS I     CLASS Y
(INCEPTION DATES)       (3/28/02)            (3/28/02)            (3/28/02)        (3/4/04)   (3/28/02)

                                                    AFTER                 AFTER
                    NAV(1)    POP(2)     NAV(1)     CDSC(3)    NAV(1)     CDSC(4)    NAV(5)     NAV(6)
AT JAN. 31, 2006

 6 months*          +3.44%    -2.51%     +3.11%     -1.89%     +3.10%     +2.10%    +3.77%      +3.66%
 1 year             +9.47%    +3.18%     +8.81%     +3.81%     +8.79%     +7.79%   +10.20%      +9.91%
 3 years           +13.95%   +11.72%    +13.05%    +11.99%    +13.02%    +13.02%      N/A      +14.13%
 Since inception    +3.61%    +2.03%     +2.81%     +2.08%     +2.86%     +2.86%    +6.23%      +3.81%

AT DEC. 31, 2005

 6 months*          +4.11%    -1.87%     +3.59%     -1.41%     +3.58%     +2.58%    +4.24%      +4.14%
 1 year             +5.76%    -0.31%     +5.05%     +0.05%     +5.04%     +4.04%    +6.30%      +6.21%
 3 years           +12.50%   +10.30%    +11.59%    +10.51%    +11.56%    +11.56%      N/A      +12.68%
 Since inception    +3.13%    +1.52%     +2.30%     +1.55%     +2.35%     +2.35%    +5.24%      +3.34%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*   Not annualized.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   5
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                          WITH PORTFOLIO MANAGEMENT



RiverSource Large Cap Equity Fund's Class A shares advanced 3.44%, excluding sales charge, for the six months ended Jan. 31, 2006. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard & Poor's 500 Index (S&P 500 Index), which increased 5.04% and 4.68%, respectively. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 6.01% during the same time frame.

Q:  What factors most significantly affected performance for the period?

A: Although RiverSource Large Cap Equity Fund advanced during the period, it did not keep pace with the strong market rally. Underperformance relative to the S&P 500 Index resulted from a combination of stock selection and sector allocations. The Fund's positioning in the telecommunications services, consumer staples and industrials sectors had the most significant negative impact on performance, while positioning in the technology, health care and materials sectors was advantageous.

    In the telecommunications sector, stock selection was a modest negative, but the Fund's overweight position relative to the S&P 500 Index was the primary challenge as the sector lagged the index.

    Significant individual contributors to performance included Google, Nokia, MEMC Electronic Materials and Guidant. Google has delivered tremendous earnings growth since its initial public offering in 2004. We believe it is still a great growth story with a reasonable valuation, although early in 2006 we anticipated some weakness in short-term earnings. We reduced the portfolio's Google holdings in January before the company announced its fourth quarter 2005 earnings which fell short of analyst expectations and precipitated a sharp decline in the stock's price. Cell phone maker Nokia was also a major contributor, advancing on both improving margins and its recovery of global market share. We believe Nokia continues to have strong fundamentals, good earnings growth potential and an attractive valuation. MEMC Electronic Materials supplies wafers to semiconductor device manufacturers. Because of a tight supply/demand balance for polisilicon, a component of the wafers, we anticipated that the company's earnings growth would be strong and was not reflected in the stock price. Medical instruments company Guidant saw its stock price rise in a bidding war for the company. We owned the stock going into the six-month period and stuck with it during periods of uncertainty. Guidant has agreed to be acquired by Boston Scientific.

    Individual detractors during the period included not holding Goldman Sachs, which delivered superior earnings growth

------------------------------------------------------------------------------
6   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> AT THIS TIME WE SEE VERY LITTLE VALUATION DIFFERENCE BETWEEN TRADITIONAL
  VALUE AND GROWTH STOCKS, SO WE DON'T HAVE TO PAY TOO MUCH TO EXPOSE THE PORTFOLIO TO GROWTH.

    during the period. In general, the Fund's positioning among brokerage stocks was disadvantageous. In addition, the Fund's performance was hampered by not owning communications technology stock Qualcomm, which advanced strongly during the period. Although we consider Qualcomm to be a good growth story, we believe its valuation is too high relative to that growth outlook. A lower-than-S&P 500 Index weighting in Burlington Northern, a transportation stock, was also a significant detractor. Burlington Northern benefited from its ability to raise prices as the economic expansion increased demand for railway services.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Overall positioning of the portfolio did not change significantly during the period. However, we made changes to some individual stocks. For example, we substantially increased the Fund's holdings of Verizon Communications. Like other wireline telephone companies, Verizon's stock price has been beaten down. However, the company's wireless component has done well and, in our view, has been ignored by the market. We also increased exposure to software developer Adobe Systems which is involved in a merger with Macromedia. In our opinion, Adobe offers a favorable growth outlook based on upcoming product cycles.

    We reduced the Fund's holdings of commercial services company Cendant because we saw some signs that earnings growth was likely to be disappointing. We also reduced holdings of Spectrum Brands and Telewest Global. Spectrum Brands, a maker of batteries, fertilizers and other consumer products, has had disappointing earnings, partly due to higher raw material costs that the company could not pass on to its customers. Telewest Global had been a play on the U.K. cable market, but now that the company has agreed to merge with NTL, the U.K.'s largest broadband and communication services provider, and given how much the stock price has already risen, we don't see as much future opportunity in Telewest Global.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   7
------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE BELIEVE 2006 IS LIKELY TO BE A TRANSITION YEAR, MOVING FROM A PERIOD OF
  THE FEDERAL RESERVE RAISING SHORT-TERM INTEREST RATES TO EITHER A PERIOD OF STABILITY OR THE FED POSSIBLY CUTTING SHORT-TERM RATES.

    We reduced the Fund's position in pharmaceutical firm Johnson & Johnson because its bid for Guidant was unsuccessful and we think without that company, Johnson & Johnson's future growth will be challenged. We also saw better opportunities in Pfizer. Pfizer received a favorable patent ruling on its cholesterol-lowering drug Lipitor. The patent issues had been a risk for the stock. We consider Pfizer's valuation attractive and think there is an opportunity for the company to return to growth.

Q:  How do you plan to manage the Fund in coming months?

A: We have focused on a number of key themes within the portfolio. First we are looking for companies that are less dependent on the economy. With the U.S. fairly far along in the economic cycle, it appears likely that economic and earnings growth could decelerate in 2006. In such an environment, we think it makes sense to be more cautious and to focus on stocks that control their own destiny no matter the state of the economy. Secondly, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. Compared to small- and mid-cap stocks, large stocks appear inexpensive in terms of the normal relationships between these groups. At this time we see very little valuation difference between traditional value and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio has a bit more emphasis on growth than it typically would but remains solidly in the core space.

    We believe 2006 is likely to be a transition year, moving from a period of the Federal Reserve raising short-term interest rates to either a period of stability or the Fed possibly cutting short-term rates. If that's the case, 2006 would be a year for even greater attentiveness and caution.

------------------------------------------------------------------------------
8   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Large Cap Equity Fund

JAN. 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
 COMMON STOCKS (97.9%)
------------------------------------------------------------------------------

ISSUER                                                SHARES         VALUE(a)

AEROSPACE & DEFENSE (3.1%)
Boeing                                               114,873       $7,846,975
Empresa Brasileira de Aeronautica ADR                 30,560(c)     1,242,264
General Dynamics                                      25,020        2,911,327
Goodrich                                             105,819        4,166,094
Honeywell Intl                                       235,514        9,048,448
Lockheed Martin                                      123,883        8,380,685
Northrop Grumman                                      72,373        4,496,534
United Technologies                                  105,663        6,167,549
                                                                 -------------
Total                                                              44,259,876
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                            19,414        1,454,303
------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                                   2,936           44,011
Dana                                                   6,520           31,752
Delphi                                                22,461            7,244
Goodyear Tire & Rubber                                 7,257(b)       113,499
Johnson Controls                                       7,925          548,727
Visteon                                                5,370(b)        28,193
                                                                 -------------
Total                                                                 773,426
------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                            76,744          658,464
General Motors                                        51,577(d)     1,240,942
Harley-Davidson                                       11,851          634,384
                                                                 -------------
Total                                                               2,533,790
------------------------------------------------------------------------------

BEVERAGES (1.4%)
Coca-Cola                                            106,918        4,424,267
PepsiCo                                              276,868       15,831,312
                                                                 -------------
Total                                                              20,255,579
------------------------------------------------------------------------------

BIOTECHNOLOGY (1.7%)
Amgen                                                168,440(b)    12,277,591
Biogen Idec                                          118,967(b)     5,323,773
Genentech                                             50,531(b)     4,341,624
Gilead Sciences                                       35,433(b)     2,156,807
                                                                 -------------
Total                                                              24,099,795
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

BUILDING PRODUCTS (0.2%)
American Standard Companies                           24,767         $891,612
Masco                                                 64,716        1,918,829
                                                                 -------------
Total                                                               2,810,441
------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Bank of New York                                     157,241        5,001,836
Charles Schwab                                        68,541        1,013,721
Franklin Resources                                    34,868        3,434,498
Investors Financial Services                          23,421        1,099,382
Legg Mason                                             2,402          311,539
Lehman Brothers Holdings                              54,695        7,681,913
Merrill Lynch & Co                                    50,445        3,786,906
Morgan Stanley                                       157,816        9,697,793
State Street                                          41,784        2,526,261
                                                                 -------------
Total                                                              34,553,849
------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                               9,266          571,620
Bayer                                                 32,329(c)     1,350,155
Dow Chemical                                         137,141        5,801,064
Eastman Chemical                                      21,900        1,055,799
Ecolab                                                 9,188          329,022
EI du Pont de Nemours & Co                            39,913        1,562,594
Engelhard                                              4,998          201,419
Hercules                                               4,787(b)        56,056
Intl Flavors & Fragrances                              3,827          126,138
Lyondell Chemical                                     46,670        1,120,547
Monsanto                                              10,846          917,680
PPG Inds                                               7,044          419,118
Praxair                                               12,640          665,875
Rohm & Haas                                            7,914          402,823
RPM Intl                                              27,513          519,996
Sigma-Aldrich                                          2,923          189,644
                                                                 -------------
Total                                                              15,289,550
------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Bank of America                                      705,932       31,223,373
Commerce Bancorp                                      67,035(d)     2,241,650
ICICI Bank ADR                                        21,640(c)       679,929
PNC Financial Services Group                          92,624        6,007,593
US Bancorp                                           143,773        4,300,250


                         See accompanying notes to investments in securities.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   9
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

COMMERCIAL BANKS (CONT.)
Wachovia                                             148,803       $8,158,868
Wells Fargo & Co                                     240,560       15,001,322
                                                                 -------------
Total                                                              67,612,985
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Allied Waste Inds                                     11,005(b)       100,035
Apollo Group Cl A                                      6,698(b)       372,878
Avery Dennison                                        16,621          992,939
Cendant                                              293,107        4,906,612
Cintas                                                 6,179          263,225
Monster Worldwide                                      4,750(b)       202,635
Pitney Bowes                                           9,811          419,322
Robert Half Intl                                       6,711          245,153
RR Donnelley & Sons                                    8,909          290,433
Waste Management                                      24,511          774,057
                                                                 -------------
Total                                                               8,567,289
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.1%)
CBS Cl B                                              76,113        1,988,833
Cisco Systems                                      1,462,211(b)    27,153,258
Corning                                               67,453(b)     1,642,481
Nokia ADR                                            615,246(c)    11,308,221
Scientific-Atlanta                                    44,201        1,890,035
                                                                 -------------
Total                                                              43,982,828
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Dell                                                 421,479(b)    12,353,549
EMC                                                  431,278(b)     5,779,125
Hewlett-Packard                                      372,244       11,606,568
Intl Business Machines                               139,562       11,346,391
                                                                 -------------
Total                                                              41,085,633
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Fluor                                                  3,479          305,978
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                       4,116          295,858
------------------------------------------------------------------------------

CONSUMER FINANCE (1.2%)
American Express                                     137,909        7,233,327
Capital One Financial                                 91,374        7,611,454
SLM                                                   48,479        2,712,885
                                                                 -------------
Total                                                              17,557,666
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Ball                                                   4,593          186,017
Bemis                                                  4,606          140,575
Pactiv                                                 6,209(b)       138,088
Sealed Air                                             3,373(b)       186,426
Temple-Inland                                         62,712        2,941,192
                                                                 -------------
Total                                                               3,592,298
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

DISTRIBUTORS (--%)
Genuine Parts                                          7,183         $305,493
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
Citigroup                                            497,549       23,175,832
Consumer Discretionary Select Sector SPDR Fund         7,605          252,714
Industrial Select Sector SPDR Fund                    23,072          727,922
iShares Dow Jones US Healthcare Sector Index Fund          1               64
JPMorgan Chase & Co                                  306,926       12,200,309
Materials Select Sector SPDR Trust                    22,939          728,084
                                                                 -------------
Total                                                              37,084,925
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.5%)
ALLTEL                                                45,816        2,750,334
AT&T                                                 263,129        6,828,198
BellSouth                                            198,621        5,714,326
Chunghwa Telecom ADR                                  71,264(c)     1,326,936
Citizens Communications                               39,408          483,536
Philippine Long Distance Telephone ADR                27,081(c)       969,229
Qwest Communications Intl                            271,993(b)     1,637,398
Sprint Nextel                                      2,603,562       59,595,534
Telewest Global                                       33,653(b,c)     784,115
Verizon Communications                               380,604       12,049,923
                                                                 -------------
Total                                                              92,139,529
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                       6,495(b)       225,961
Ameren                                                 8,427          427,755
American Electric Power                               16,335          609,622
CenterPoint Energy                                    12,135          155,085
Cinergy                                                8,671          376,755
Consolidated Edison                                   10,162          477,716
DTE Energy                                             7,560          319,032
Edison Intl                                           13,514          592,183
Entergy                                               44,895        3,120,651
Exelon                                               101,256        5,814,119
FirstEnergy                                           14,062          704,506
FPL Group                                             30,369        1,269,121
PG&E                                                  15,282          570,171
Pinnacle West Capital                                  4,195          178,749
PPL                                                   61,397        1,849,892
Progress Energy                                       10,425          454,739
Southern                                             107,317        3,734,632


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
10   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

ELECTRIC UTILITIES (CONT.)
TECO Energy                                            8,916         $152,285
TXU                                                   18,922          958,210
Xcel Energy                                           66,455        1,290,556
                                                                 -------------
Total                                                              23,281,740
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion                              7,583          179,717
Cooper Inds Cl A                                       4,080          333,132
Emerson Electric                                      17,319        1,341,357
Rockwell Automation                                    7,643          504,973
                                                                 -------------
Total                                                               2,359,179
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                     129,141(b,c)   1,350,815
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes                                          13,915        1,077,578
BJ Services                                           13,691          554,349
Cooper Cameron                                        32,284(b)     1,562,223
Halliburton                                          124,780        9,926,248
Nabors Inds                                            6,191(b,c)     503,019
Natl Oilwell Varco                                     6,729(b)       511,875
Noble                                                  5,448          438,237
Rowan Companies                                        4,334          194,293
Schlumberger                                          42,820        5,457,409
TODCO Cl A                                             5,745          256,227
Transocean                                            53,396(b)     4,333,085
Weatherford Intl                                      61,293(b)     2,744,701
                                                                 -------------
Total                                                              27,559,244
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS                                                   55,298        1,535,072
Safeway                                              348,991        8,180,349
Wal-Mart Stores                                      230,151       10,612,263
                                                                 -------------
Total                                                              20,327,684
------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Cadbury Schweppes                                    296,568(c)     2,911,993
Campbell Soup                                         65,997        1,975,290
General Mills                                         52,625        2,558,101
Kellogg                                              240,939       10,336,283
                                                                 -------------
Total                                                              17,781,667
------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
KeySpan                                                7,330          263,294
Nicor                                                  1,843           75,379
NiSource                                              11,703          240,263
ONEOK                                                 49,021        1,385,332
Peoples Energy                                         1,717           63,907
                                                                 -------------
Total                                                               2,028,175
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Alcon                                                  7,339(c)      $938,805
Baxter Intl                                          330,294       12,171,334
Boston Scientific                                    138,610(b)     3,031,401
Guidant                                              124,172        9,139,059
Hospira                                               17,131(b)       766,612
PerkinElmer                                           94,987        2,160,004
                                                                 -------------
Total                                                              28,207,215
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.0%)
Cardinal Health                                      166,448       11,990,914
Caremark Rx                                            7,961(b)       392,477
HCA                                                  153,512        7,534,369
HealthSouth                                          332,755(b)     1,598,888
IMS Health                                            11,332          278,767
Magellan Health Services                              38,468(b)     1,403,313
McKesson                                              16,436          871,108
Medco Health Solutions                                86,812(b)     4,696,529
UnitedHealth Group                                   191,004       11,349,458
Universal Health Services Cl B                        12,957          615,587
WellPoint                                             27,893(b)     2,142,182
                                                                 -------------
Total                                                              42,873,592
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                         22,239        1,151,091
Harrah's Entertainment                                10,413          766,397
Kerzner Intl                                          19,926(b,c)   1,299,972
Marriott Intl Cl A                                    19,193        1,279,022
McDonald's                                           105,215        3,683,577
Orient-Express Hotels Cl A                              7,780(c)      251,138
                                                                 -------------
Total                                                               8,431,197
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Centex                                                 5,374          383,650
DR Horton                                             10,964          409,176
Fortune Brands                                         6,360          476,746
Harman Intl Inds                                       9,497        1,044,670
KB HOME                                                3,490          265,938
Leggett & Platt                                        7,902          194,547
Maytag                                                 3,315           57,084
Pulte Homes                                            9,627          384,117
Snap-On                                                2,297           92,179
Sony                                                  51,299(c)     2,492,791
Stanley Works                                          3,145          154,231
Whirlpool                                              2,803          226,146
                                                                 -------------
Total                                                               6,181,275
------------------------------------------------------------------------------

                         See accompanying notes to investments in securities.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   11
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

HOUSEHOLD PRODUCTS (2.4%)
Colgate-Palmolive                                     74,139       $4,069,490
Procter & Gamble                                     378,813       22,437,094
Spectrum Brands                                      389,873(b)     7,372,498
                                                                 -------------
Total                                                              33,879,082
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.7%)
General Electric                                     884,438       28,965,344
Tyco Intl                                            349,159(c)     9,095,592
                                                                 -------------
Total                                                              38,060,936
------------------------------------------------------------------------------

INSURANCE (4.3%)
ACE                                                  163,659(c)     8,960,330
American Intl Group                                  466,201       30,517,517
Aon                                                  101,136        3,460,874
Arch Capital Group                                    39,498(b,c)   2,146,321
Aspen Insurance Holdings                             195,366(c)     4,528,584
Chubb                                                 39,613        3,737,487
Endurance Specialty Holdings                          22,567(c)       743,131
Hartford Financial Services Group                     49,755        4,091,354
Max Re Capital                                        67,551(c)     1,790,777
Prudential Financial                                  15,900        1,197,906
                                                                 -------------
Total                                                              61,174,281
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
eBay                                                  68,089(b)     2,934,636
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.1%)
Google Cl A                                           31,332(b,g)  13,574,589
Yahoo!                                                54,433(b)     1,869,229
                                                                 -------------
Total                                                              15,443,818
------------------------------------------------------------------------------

IT SERVICES (0.9%)
Accenture Cl A                                        15,280(c)       481,778
Affiliated Computer Services Cl A                     59,304(b)     3,712,430
Automatic Data Processing                             36,364        1,597,834
Cognizant Technology Solutions Cl A                    5,970(b)       312,649
Computer Sciences                                     16,298(b)       826,309
First Data                                           110,786        4,996,448
Ness Technologies                                     16,270(b,c)     188,407
Patni Computer Systems ADR                            14,658(b,c)     339,333
Paychex                                                7,668          278,732
                                                                 -------------
Total                                                              12,733,920
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel                                                25,751          424,892
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

MACHINERY (1.0%)
Caterpillar                                           83,318       $5,657,291
Cummins                                                1,801          175,237
Danaher                                               11,496          651,133
Deere & Co                                            26,643        1,911,902
Dover                                                  8,805          404,414
Eaton                                                  6,343          419,907
Illinois Tool Works                                   22,134        1,865,675
Ingersoll-Rand Cl A                                   37,973(c)     1,491,200
ITT Inds                                               6,566          673,015
Navistar Intl                                          2,830(b)        76,976
PACCAR                                                 7,243          504,113
Pall                                                   5,404          155,635
                                                                 -------------
Total                                                              13,986,498
------------------------------------------------------------------------------

MEDIA (7.6%)
Clear Channel Communications                          57,198        1,674,185
Clear Channel Outdoor Holdings Cl A                   22,763(b)       454,122
Comcast Cl A                                         387,667(b)    10,784,896
Comcast Special Cl A                                 161,374(b)     4,473,287
EchoStar Communications Cl A                          14,773(b)       407,735
Liberty Global Cl A                                  294,728(b)     6,307,179
Liberty Global Series C                              149,020(b)     3,013,184
Liberty Media Cl A                                   543,528(b)     4,543,894
News Corp Cl A                                       670,018       10,559,484
NTL                                                  539,433(b)    34,119,138
Time Warner                                          507,212        8,891,426
Viacom Cl B                                          132,628(b)     5,501,409
Vivendi Universal ADR                                391,083(c)    12,244,809
Walt Disney                                          118,735        3,005,183
WorldSpace Cl A                                       42,090(b)       534,543
                                                                 -------------
Total                                                             106,514,474
------------------------------------------------------------------------------

METALS & MINING (0.8%)
Alcan                                                 37,441(c)     1,826,746
Alcoa                                                 54,004        1,701,126
Allegheny Technologies                                 3,525          182,771
Coeur d'Alene Mines                                  392,816(b)     2,034,787
Freeport-McMoRan Copper & Gold Cl B                    7,135          458,424
Newmont Mining                                        65,305        4,035,849
Nucor                                                  5,999          505,296
                                                                 -------------
Total                                                              10,744,999
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
12   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

MULTILINE RETAIL (1.1%)
Dollar General                                        15,020         $253,838
Federated Dept Stores                                 44,481        2,963,769
JC Penney                                             91,293        5,094,149
Kohl's                                                56,084(b)     2,489,569
Target                                                95,509        5,229,118
                                                                 -------------
Total                                                              16,030,443
------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES                                                   26,912(b)       458,580
Calpine                                               19,940(b)         4,427
CMS Energy                                             9,085(b)       131,460
Constellation Energy Group                             7,328          427,003
Dominion Resources                                    57,831        4,367,975
Duke Energy                                           38,987        1,105,281
Dynegy Cl A                                           15,714(b)        86,427
Public Service Enterprise Group                        9,719          676,637
Sempra Energy                                          9,775          469,689
                                                                 -------------
Total                                                               7,727,479
------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                 65,591(b)       938,607
------------------------------------------------------------------------------

OIL & GAS (8.3%)
Amerada Hess                                          11,258        1,742,738
Anadarko Petroleum                                    73,776        7,954,528
Apache                                                13,922        1,051,529
Ashland                                                2,775          182,928
BP ADR                                                42,958(c)     3,106,293
Burlington Resources                                  15,812        1,443,003
Chevron                                              244,907       14,542,578
ConocoPhillips                                       229,947       14,877,571
Devon Energy                                          76,277        5,202,854
El Paso                                               26,657          358,803
EOG Resources                                         10,222          864,168
Exxon Mobil                                          774,751       48,615,625
Kerr-McGee                                             4,737          522,917
Kinder Morgan                                          4,338          417,533
Marathon Oil                                          40,535        3,115,925
Newfield Exploration                                  27,849(b)     1,459,288
Occidental Petroleum                                  16,787        1,640,258
Royal Dutch Shell ADR Series A                        21,936(c)     1,494,061
Sunoco                                                 5,383          512,462
Ultra Petroleum                                       26,654(b)     1,833,529
Valero Energy                                         59,733        3,729,131
Williams Companies                                    23,257          554,447
XTO Energy                                            14,886          730,605
                                                                 -------------
Total                                                             115,952,774
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                               29,058         $794,446
Intl Paper                                            64,631        2,108,910
Louisiana-Pacific                                      4,628          136,295
MeadWestvaco                                           7,946          212,079
Weyerhaeuser                                          34,521        2,408,184
                                                                 -------------
Total                                                               5,659,914
------------------------------------------------------------------------------

PHARMACEUTICALS (7.1%)
Abbott Laboratories                                    9,700          418,555
AstraZeneca                                           58,165(c)     2,816,286
Bristol-Myers Squibb                                 203,132        4,629,378
Eli Lilly & Co                                        53,275        3,016,431
GlaxoSmithKline ADR                                   42,576(c)     2,181,594
Johnson & Johnson                                    141,531        8,143,694
Merck & Co                                           140,328        4,841,316
Novartis ADR                                         126,886(c)     6,999,032
Pfizer                                             1,607,502       41,280,651
Roche Holding                                         32,211(c)     5,090,457
Schering-Plough                                      368,508        7,056,928
Teva Pharmaceutical Inds ADR                         104,889(c)     4,471,418
Wyeth                                                189,310        8,755,588
                                                                 -------------
Total                                                              99,701,328
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)
Apartment Investment & Management Cl A                16,792          713,996
Equity Office Properties Trust                        44,889        1,428,368
HomeBanc                                             168,737        1,405,579
                                                                 -------------
Total                                                               3,547,943
------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                      22,923        1,142,482
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Analog Devices                                        93,163        3,705,093
Applied Materials                                     98,355        1,873,663
Atmel                                                 16,608(b)        65,602
Broadcom Cl A                                         18,153(b)     1,238,035
Credence Systems                                      32,139(b)       281,216
Cypress Semiconductor                                 75,969(b)     1,286,155
Freescale Semiconductor Cl A                         174,623(b)     4,393,515
Freescale Semiconductor Cl B                          87,473(b)     2,208,693
Infineon Technologies ADR                             29,900(b,c)     281,957
Integrated Device Technology                         114,983(b)     1,597,114
Intel                                                486,530       10,348,492
Linear Technology                                     47,717        1,775,550
Maxim Integrated Products                              9,251          379,661
MEMC Electronic Materials                             83,201(b)     2,377,885
------------------------------------------------------------------------------


                         See accompanying notes to investments in securities.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   13
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
PMC-Sierra                                            48,521(b)      $459,009
Texas Instruments                                    170,578        4,985,994
                                                                 -------------
Total                                                              37,257,634
------------------------------------------------------------------------------

SOFTWARE (3.4%)
Adobe Systems                                        143,663        5,706,294
Cadence Design Systems                               118,855(b)     2,098,979
Computer Associates Intl                              62,019        1,693,119
Compuware                                            226,944(b)     1,870,019
Mercury Interactive                                   69,905(b)     2,429,199
Microsoft                                            820,628       23,100,678
Oracle                                               602,516(b)     7,573,626
Symantec                                             150,331(b)     2,763,084
TIBCO Software                                       143,204(b)     1,144,200
                                                                 -------------
Total                                                              48,379,198
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AutoNation                                             9,188(b)       204,801
AutoZone                                               2,726(b)       266,467
Best Buy                                              42,439        2,149,960
Home Depot                                           134,800        5,466,139
Lowe's Companies                                      31,680        2,013,264
Office Depot                                          12,853(b)       426,077
OfficeMax                                              3,142           89,767
RadioShack                                             5,675          125,985
Sherwin-Williams                                       5,151          272,488
Staples                                               30,458          722,159
Urban Outfitters                                      27,452(b)       749,714
                                                                 -------------
Total                                                              12,486,821
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group                                    5,401          168,943
Liz Claiborne                                          4,525          157,108
Nike Cl B                                             51,659        4,181,796
Reebok Intl                                            2,265          133,612
VF                                                     4,139          229,632
                                                                 -------------
Total                                                               4,871,091
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)
Countrywide Financial                                335,027       11,203,303
Fannie Mae                                           249,799       14,473,355
Freddie Mac                                          117,769        7,991,804
Washington Mutual                                     23,776        1,006,200
                                                                 -------------
Total                                                              34,674,662
------------------------------------------------------------------------------

TOBACCO (1.8%)
Altria Group                                         347,639       25,148,205
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                            3,569          253,149
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                                SHARES         VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (2.6%)
Centennial Communications                             35,271         $332,606
Hutchison Telecommunications Intl ADR                136,478(b,c)   3,418,774
Motient                                               47,945(b,d)     999,653
NeuStar Cl A                                         150,434(b)     4,364,090
O2                                                   757,644(c)     2,695,393
Orascom Telecom Holding GDR                          126,714(c)     8,388,467
Partner Communications ADR                            13,686(c)       109,077
Vodafone Group                                     6,398,230(c)    13,429,777
Vodafone Group ADR                                   142,647(c)     3,011,278
                                                                 -------------
Total                                                              36,749,115
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,305,110,273)                                         $1,385,361,255
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 OPTIONS PURCHASED (--%)
------------------------------------------------------------------------------

ISSUER         CONTRACTS     EXERCISE         EXPIRATION             VALUE(a)
                              PRICE              DATE
PUTS
Google Cl A       56          $430            Feb. 2006              $130,480
------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $113,760)                                                     $130,480
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (1.9%)(e)
------------------------------------------------------------------------------
ISSUER                   EFFECTIVE              AMOUNT               VALUE(a)
                           YIELD              PAYABLE AT
                                               MATURITY

COMMERCIAL PAPER
Alpine Securitization
   02-01-06                4.48%             $6,400,000(f)         $6,399,204
Barton Capital
   02-01-06                4.48               9,400,000(f)          9,398,830
Dexia Delaware LLC
   02-06-06                4.31              10,000,000             9,992,816
Windmill Funding
   02-01-06                4.48               1,200,000(f)          1,199,851

------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $26,994,013)                                               $26,990,701
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,332,218,046)(h)                                      $1,412,482,436
==============================================================================

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
14   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2006, the value of foreign securities represented 9.1% of net assets.

(d) At Jan. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.3% of net assets. See Note 6 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $16,997,885 or 1.2% of net assets.

(g) At Jan. 31, 2006, securities valued at $13,560,725 were held to cover open call options written as follows (see Note 7 to the financial statements):

    ISSUER          CONTRACTS      EXERCISE        EXPIRATION       VALUE(a)
                                    PRICE             DATE
    ------------------------------------------------------------------------
    Google Cl A        313           $460          Feb. 2006        $497,670

(h) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $1,332,218,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                      $111,956,000
    Unrealized depreciation                                       (31,692,000)
    -------------------------------------------------------------------------
    Net unrealized appreciation                                  $ 80,264,000
    -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   15
------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Large Cap Equity Fund

JAN. 31, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $1,332,218,046)                                                              $1,412,482,436
Cash in bank on demand deposit                                                                        1,131,286
Foreign currency holdings (identified cost $4,729) (Note 1)                                               4,737
Capital shares receivable                                                                                97,901
Dividends and accrued interest receivable                                                               875,480
Receivable for investment securities sold                                                            31,919,450
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                             2,408
----------------------------------------------------------------------------------------------------------------
Total assets                                                                                      1,446,513,698
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------------------------------------------
Capital shares payable                                                                                  205,282
Payable for investment securities purchased                                                          26,273,118
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                               804
Payable upon return of securities loaned (Note 6)                                                     4,030,000
Accrued investment management services fee                                                               23,114
Accrued distribution fee                                                                                 17,139
Accrued service fee                                                                                           1
Accrued transfer agency fee                                                                               4,999
Accrued administrative services fee                                                                       2,156
Other accrued expenses                                                                                  292,231
Options contracts written, at value (premiums received $975,964) (Note 7)                               497,670
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    31,346,514
----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                               $1,415,167,184
================================================================================================================

----------------------------------------------------------------------------------------------------------------
 REPRESENTED BY
----------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                         $    2,622,914
Additional paid-in capital                                                                        2,250,080,361
Undistributed net investment income                                                                   3,451,655
Accumulated net realized gain (loss) (Note 9)                                                      (921,731,077)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                       80,743,331
----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                         $1,415,167,184
================================================================================================================
Net assets applicable to outstanding shares:              Class A                                $1,019,117,424
                                                          Class B                                $  358,045,462
                                                          Class C                                $    8,872,445
                                                          Class I                                $   28,884,072
                                                          Class Y                                $      247,781
Net asset value per share of outstanding capital stock:   Class A shares       187,879,437       $         5.42
                                                          Class B shares        67,414,823       $         5.31
                                                          Class C shares         1,667,598       $         5.32
                                                          Class I shares         5,284,307       $         5.47
                                                          Class Y shares            45,259       $         5.47
----------------------------------------------------------------------------------------------------------------

* Including securities on loan, at value (Note 6)                                                $    3,953,950
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

------------------------------------------------------------------------------
16   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Large Cap Equity Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------------------------
Income:
Dividends                                                                     $ 13,640,675
Interest                                                                           483,398
Fee income from securities lending (Note 6)                                         75,020
   Less foreign taxes withheld                                                     (79,413)
-------------------------------------------------------------------------------------------
Total income                                                                    14,119,680
-------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               4,653,265
Distribution fee
   Class A                                                                       1,308,139
   Class B                                                                       1,927,400
   Class C                                                                          45,392
Transfer agency fee                                                              1,634,311
Incremental transfer agency fee
   Class A                                                                         113,166
   Class B                                                                          78,544
   Class C                                                                           1,709
Service fee -- Class Y                                                                 123
Administrative services fees and expenses                                          422,844
Compensation of board members                                                        9,017
Custodian fees                                                                     150,450
Printing and postage                                                               265,000
Registration fees                                                                   64,410
Audit fees                                                                          15,000
Other                                                                               30,355
-------------------------------------------------------------------------------------------
Total expenses                                                                  10,719,125
   Earnings credits on cash balances (Note 2)                                      (44,702)
-------------------------------------------------------------------------------------------
Total net expenses                                                              10,674,423
-------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  3,445,257
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------------------

Net realized gain (loss) on:
   Security transactions (Note 3)                                               60,254,449
   Foreign currency transactions                                                   (50,196)
   Options contracts written (Note 7)                                                5,894
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         60,210,147
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (17,180,915)
-------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           43,029,232
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 46,474,489
===========================================================================================

See accompanying notes to financial statements.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   17
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Large Cap Equity Fund

                                                                             JAN. 31, 2006     JULY 31, 2005
                                                                           SIX MONTHS ENDED      YEAR ENDED
                                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
 OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                             $    3,445,257    $    9,555,645
Net realized gain (loss) on investments                                         60,210,147        81,295,185
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (17,180,915)      128,747,672
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 46,474,489       219,598,502
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (3,948,834)       (5,100,612)
      Class I                                                                     (398,217)         (205,016)
      Class Y                                                                         (152)          (42,646)
   Net realized gain
      Class A                                                                           --        (1,579,848)
      Class B                                                                           --          (746,323)
      Class C                                                                           --           (14,219)
      Class I                                                                           --           (38,374)
      Class Y                                                                           --           (10,290)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                             (4,347,203)       (7,737,328)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                     134,401,933        72,128,244
   Class B shares                                                               16,210,542        33,166,584
   Class C shares                                                                  921,120         1,679,423
   Class I shares                                                               10,963,896        35,280,636
   Class Y shares                                                                   47,452           569,613
Reinvestment of distributions at net asset value
   Class A shares                                                                3,870,858         6,565,939
   Class B shares                                                                       --           737,490
   Class C shares                                                                       --            13,859
   Class I shares                                                                  398,180           243,352
   Class Y shares                                                                      145            52,860
Payments for redemptions
   Class A shares                                                             (180,354,301)     (438,987,389)
   Class B shares (Note 2)                                                    (139,457,817)     (197,466,065)
   Class C shares (Note 2)                                                      (1,600,311)       (4,548,807)
   Class I shares                                                              (26,421,105)      (11,054,445)
   Class Y shares                                                                  (17,141)       (8,498,540)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             (181,036,549)     (510,117,246)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (138,909,263)     (298,256,072)
Net assets at beginning of period                                            1,554,076,447     1,852,332,519
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $1,415,167,184    $1,554,076,447
=============================================================================================================
Undistributed net investment income                                         $    3,451,655    $    4,353,601
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

------------------------------------------------------------------------------
18   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Large Cap Equity Fund (formerly AXP Large Cap Equity Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o  Class B shares may be subject to a contingent deferred sales charge
   (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 2.04% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   19
------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

------------------------------------------------------------------------------
20   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2006, foreign currency holdings were entirely comprised of European monetary unit.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   21
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $250,306 for the six months ended Jan. 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

------------------------------------------------------------------------------
22   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $19.50

o Class B $20.50

o Class C $20.00

o Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $451,900 for Class A, $186,476 for Class B and $605 for Class C for the six months ended Jan. 31, 2006.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $44,702 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $764,641,245 and $925,619,352, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   23
------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              SIX MONTHS ENDED JAN. 31, 2006
                                           CLASS A        CLASS B       CLASS C      CLASS I       CLASS Y
------------------------------------------------------------------------------------------------------------
Sold                                      25,655,905      3,137,376     178,029     2,076,561       8,971
Issued for reinvested distributions          722,175             --          --        73,737          27
Redeemed                                 (34,322,693)   (27,339,038)   (309,730)   (4,892,667)     (3,181)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (7,944,613)   (24,201,662)   (131,701)   (2,742,369)      5,817
------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED JULY 31, 2005
                                           CLASS A        CLASS B       CLASS C      CLASS I       CLASS Y
------------------------------------------------------------------------------------------------------------
Sold                                      14,871,934      6,952,759     351,747     7,088,316       117,456
Issued for reinvested distributions        1,331,830        152,060       2,852        49,063        10,679
Redeemed                                 (89,223,978)   (40,853,895)   (942,228)   (2,204,982)   (1,698,241)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (73,020,214)   (33,749,076)   (587,629)    4,932,397    (1,570,106)
------------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Jan. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                          CURRENCY TO      CURRENCY TO      UNREALIZED       UNREALIZED
                                      BE DELIVERED      BE RECEIVED     APPRECIATION     DEPRECIATION
-------------------------------------------------------------------------------------------------------
Feb. 1, 2006                               212,730          120,295        $1,251            $ --
                                       U.S. Dollar    British Pound
Feb. 2, 2006                               112,439           87,292            --             675
                                       Swiss Franc      U.S. Dollar
Feb. 2, 2006                                 9,058           15,983            --             129
                                     British Pound      U.S. Dollar
Feb. 2, 2006                               217,878          123,137         1,157              --
                                       U.S. Dollar    British Pound
-------------------------------------------------------------------------------------------------------
Total                                                                      $2,408            $804
-------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2006, securities valued at $3,953,950 were on loan to brokers. For collateral, the Fund received $4,030,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $75,020 for the six months ended Jan. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

------------------------------------------------------------------------------
24   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                               SIX MONTHS ENDED JAN. 31, 2006
                                                            CALLS
------------------------------------------------------------------------------
                                               CONTRACTS           PREMIUMS
------------------------------------------------------------------------------
Balance July 31, 2005                              --              $     --
Opened                                            316               986,157
Closed                                             (3)              (10,193)
Expired                                            --                    --
------------------------------------------------------------------------------
Balance Jan. 31, 2006                             313              $975,964
------------------------------------------------------------------------------

See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $953,822,923 at July 31, 2005, that if not offset by capital gains will expire as follows:

       2008             2009            2010           2011
   $506,643,917     $416,711,846     $20,988,174     $9,478,986

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   25
------------------------------------------------------------------------------

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

------------------------------------------------------------------------------
26   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006(h)      2005         2004        2003       2002(b)
Net asset value, beginning of period                                $5.26        $4.64        $4.53       $4.11      $5.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .02          .04          .01         .01         --
Net gains (losses) (both realized and unrealized)                     .16          .61          .32         .41       (.89)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .18          .65          .33         .42       (.89)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.02)        (.02)          --          --         --
Distributions from realized gains                                      --         (.01)        (.22)         --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.02)        (.03)        (.22)         --         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.42        $5.26        $4.64       $4.53      $4.11
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $1,019       $1,030       $1,248         $83        $11
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.25%(d)     1.11%(e)     1.20%(e)    1.25%(e)   1.25%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .65%(d)      .79%         .36%        .24%      (.11%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              53%         128%          99%        135%        88%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      3.44%(g)    13.99%        7.19%      10.22%    (17.80%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.16%, 1.23%, 1.84% and 5.12% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).

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     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   27
------------------------------------------------------------------------------

CLASS B
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006(h)     2005      2004       2003        2002(b)
Net asset value, beginning of period                                 $5.15       $4.56     $4.48      $4.10       $5.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --          --      (.01)      (.01)       (.01)
Net gains (losses) (both realized and unrealized)                      .16         .60       .31        .39        (.89)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .16         .60       .30        .38        (.90)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                       --        (.01)     (.22)        --          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $5.31       $5.15     $4.56      $4.48       $4.10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $358        $472      $572        $36          $5
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%(d)    1.88%(e)  1.95%(e)   2.01%(e)    2.01%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.12%)(d)    .02%     (.46%)     (.52%)      (.86%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              53%        128%       99%       135%         88%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      3.11%(g)   13.09%     6.48%      9.27%     (18.00%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.93%, 1.98%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).

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28   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006(h)     2005      2004       2003        2002(b)
Net asset value, beginning of period                                 $5.16       $4.57     $4.49      $4.10       $5.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --          --      (.01)      (.01)       (.01)
Net gains (losses) (both realized and unrealized)                      .16         .60       .31        .40        (.89)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .16         .60       .30        .39        (.90)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                       --        (.01)     (.22)        --          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $5.32       $5.16     $4.57      $4.49       $4.10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $9          $9       $11         $2         $--
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%(d)    1.88%(e)  1.98%(e)   2.01%(e)    2.01%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.12%)(d)    .02%     (.43%)     (.53%)      (.92%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              53%        128%       99%       135%         88%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      3.10%(g)   13.06%     6.46%      9.51%     (18.00%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.93%, 2.01%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   29
------------------------------------------------------------------------------

CLASS I
-------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006(h)     2005      2004(b)
Net asset value, beginning of period                                   $5.31       $4.67     $5.08
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04         .05        --
Net gains (losses) (both realized and unrealized)                        .16         .63      (.28)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                         .20         .68      (.28)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.04)       (.03)       --
Distributions from realized gains                                         --        (.01)     (.13)
-------------------------------------------------------------------------------------------------------
Total distributions                                                     (.04)       (.04)     (.13)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $5.47       $5.31     $4.67
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $29         $43       $14
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .75%(d)     .65%(e)   .71%(d),(e)
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.21%(d)    1.24%      .74%(d)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              53%        128%       99%
-------------------------------------------------------------------------------------------------------
Total return(f)                                                      3.77%(g)   14.64%    (5.65%)(g)
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70% and 0.72% for the periods ended July 31, 2005 and 2004, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).

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30   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006(h)     2005      2004       2003        2002(b)
Net asset value, beginning of period                                 $5.28       $4.66     $4.54      $4.11       $5.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04         .04       .01        .01          --
Net gains (losses) (both realized and unrealized)                      .15         .61       .34        .42        (.89)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .19         .65       .35        .43        (.89)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --        (.02)     (.01)        --          --
Distributions from realized gains                                       --        (.01)     (.22)        --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --        (.03)     (.23)        --          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $5.47       $5.28     $4.66      $4.54       $4.11
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $--         $--        $8        $--         $--
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.06%(d)     .90%(e)  1.00%(e)   1.07%(e)    1.07%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .86%(d)    1.08%      .50%       .45%        .09%(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              53%        128%       99%       135%         88%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      3.66%(g)   14.06%     7.44%     10.46%     (17.80%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.95%, 1.03%, 1.66% and 4.94% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).

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     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   31
------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
32   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------

                                                     BEGINNING         ENDING        EXPENSES
                                                   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                                   AUG. 1, 2005    JAN. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
 Class A

   Actual(b)                                          $1,000        $1,034.40         $6.48           1.25%

   Hypothetical (5% return before expenses)           $1,000        $1,019.11         $6.43           1.25%

 Class B

   Actual(b)                                          $1,000        $1,031.10        $10.45           2.02%

   Hypothetical (5% return before expenses)           $1,000        $1,015.19        $10.37           2.02%

 Class C

   Actual(b)                                          $1,000        $1,031.00        $10.45           2.02%

   Hypothetical (5% return before expenses)           $1,000        $1,015.19        $10.37           2.02%

 Class I

   Actual(b)                                          $1,000        $1,037.70         $3.89            .75%

   Hypothetical (5% return before expenses)           $1,000        $1,021.66         $3.86            .75%

 Class Y

   Actual(b)                                          $1,000        $1,036.60         $5.50           1.06%

   Hypothetical (5% return before expenses)           $1,000        $1,020.08         $5.46           1.06%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2006: +3.44% for Class A, +3.11% for Class B, +3.10% for Class C, +3.77% for Class I and +3.66% for Class Y.

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     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   33
------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

------------------------------------------------------------------------------
34   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express
Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   35
------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that although investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

------------------------------------------------------------------------------
36   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
------------------------------------------------------------------------------
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.


PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   37
------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE LARGE CAP EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ

    Affirmative                                         1,008,787,765.07

    Withhold                                               35,204,732.20

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    ARNE H. CARLSON

    Affirmative                                         1,007,056,546.76

    Withhold                                               36,935,950.51

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    PATRICIA M. FLYNN

    Affirmative                                         1,010,259,725.58

    Withhold                                               33,732,771.69

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    ANNE P. JONES

    Affirmative                                         1,007,296,357.13

    Withhold                                               36,696,140.14

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    JEFFREY LAIKIND

    Affirmative                                         1,008,655,398.36

    Withhold                                               35,337,098.91

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


------------------------------------------------------------------------------
38   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
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


    STEPHEN R. LEWIS, JR.

    Affirmative                                         1,010,170,764.81

    Withhold                                               33,821,732.46

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    CATHERINE JAMES PAGLIA

    Affirmative                                         1,009,913,424.91

    Withhold                                               34,079,072.36

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    VIKKI L. PRYOR

    Affirmative                                         1,009,778,830.31

    Withhold                                               34,213,666.96

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    ALAN K. SIMPSON

    Affirmative                                         1,005,323,673.61

    Withhold                                               38,668,823.66

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    ALISON TAUNTON-RIGBY

    Affirmative                                         1,010,676,382.89

    Withhold                                               33,316,114.38

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


    WILLIAM F. TRUSCOTT

    Affirmative                                         1,010,410,146.11

    Withhold                                               33,582,351.16

    Abstain                                                         0.00

    TOTAL                                               1,043,992,497.27


------------------------------------------------------------------------------
     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   39
------------------------------------------------------------------------------

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                           984,956,244.45

    Against                                                37,591,169.16

    Abstain                                                21,388,386.58

    Broker Non-votes                                           56,697.08

    TOTAL                                               1,043,992,497.27


3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                           993,018,182.74

    Against                                                28,976,910.56

    Abstain                                                21,940,706.89

    Broker Non-votes                                           56,697.08

    TOTAL                                               1,043,992,497.27


4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION

    Affirmative                                           990,017,490.82

    Against                                                31,876,186.28

    Abstain                                                22,042,123.09

    Broker Non-votes                                           56,697.08

    TOTAL                                               1,043,992,497.27


    B. LENDING

    Affirmative                                           985,427,021.24

    Against                                                35,649,476.57

    Abstain                                                22,859,302.38

    Broker Non-votes                                           56,697.08

    TOTAL                                               1,043,992,497.27


    C. BORROWING

    Affirmative                                           987,089,316.60

    Against                                                34,838,820.67

    Abstain                                                22,007,662.92

    Broker Non-votes                                           56,697.08

    TOTAL                                               1,043,992,497.27


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40   --   RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT
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



                     THIS PAGE LEFT BLANK INTENTIONALLY





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     RIVERSOURCE LARGE CAP EQUITY FUND   --   2006 SEMIANNUAL REPORT  --   41
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





[RIVERSOURCE(SM) INVESTMENTS LOGO]





RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

Semiannual Report


[RIVERSOURCE(SM) INVESTMENTS logo]


RIVERSOURCE(SM)
LARGE CAP VALUE FUND



SEMIANNUAL REPORT FOR THE
PERIOD ENDED JAN. 31, 2006


> RIVERSOURCE LARGE CAP VALUE FUND (FORMERLY AXP(R) LARGE CAP VALUE FUND)
  SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot..............................3

Performance Summary........................4

Questions & Answers
  with Portfolio Management................6

Investments in Securities.................10

Financial Statements......................14

Notes to Financial Statements.............17

Fund Expenses Example.....................29

Approval of Investment Management
  Services Agreement......................31

Proxy Voting..............................35

Results of Meeting of Shareholders........36



[Dalbar Logo]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND SNAPSHOT
                  AT JAN. 31, 2006


-------------------------------------------------------------------------------
 PORTFOLIO MANAGER                                                           <
-------------------------------------------------------------------------------

PORTFOLIO MANAGER                    SINCE                    YEARS IN INDUSTRY
Robert Ewing, CFA                    6/02                            16

-------------------------------------------------------------------------------
 FUND OBJECTIVE                                                              <
-------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 6/27/02        B: 6/27/02        C: 6/27/02       I: 3/4/04       Y: 6/27/02

Ticker symbols by class
A: ALVAX          B: ALVBX          C: --            I: ALCIX        Y: --

Total net assets                                                 $132.3 million

Number of holdings                                                          180

-------------------------------------------------------------------------------
 STYLE MATRIX                                                                <
-------------------------------------------------------------------------------

[GRAPH]

Shading within the style matrix indicates areas in which the Fund generally invests.

-------------------------------------------------------------------------------
 SECTOR COMPOSITION*                                                         <
-------------------------------------------------------------------------------

Percentage of portfolio assets

[Pie Graph]

Financials 29.1%

Energy 13.8%

Information Technology 10.1%

Industrials 8.7%

Consumer Discretionary 8.2%

Consumer Staples 7.1%

Health Care 7.1%

Telecommunication Services 6.7%

Utilities 3.6%

Materials 3.3%

Short-Term Securities 2.3%



* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

-------------------------------------------------------------------------------
 TOP TEN HOLDINGS                                                            <
-------------------------------------------------------------------------------

Percentage of portfolio assets

 Exxon Mobil (Oil & Gas)                      4.5%

 Bank of America (Commercial Banks)           3.9

 Citigroup (Diversified Financial Services)   3.3

 American Intl Group (Insurance)              2.7

 Pfizer (Pharmaceuticals)                     2.6

 Altria Group (Tobacco)                       2.2

 ConocoPhillips (Oil & Gas)                   2.1

 Wells Fargo & Co (Commercial Banks)          1.8

 Verizon Communications
 (Diversified Telecommunication Services)     1.8

 JPMorgan Chase & Co
 (Diversified Financial Services)             1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are subject to change.


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY


         PERFORMANCE COMPARISON
For the six-month period ended Jan. 31, 2006

               [Bar Graph]


+4.28% = RiverSource Large Cap Value Fund Class A (excluding sales charge) +6.21% = Russell 1000(R) Value Index(1) (unmanaged)
+5.39% = Lipper Large-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.


(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


--------------------------------------------------------------------------------
4   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

-----------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                                                                              <
-----------------------------------------------------------------------------------------------------------------------------

                                 CLASS A                   CLASS B                 CLASS C            CLASS I     CLASS Y
(INCEPTION DATES)               (6/27/02)                 (6/27/02)               (6/27/02)           (3/4/04)   (6/27/02)
                                                                  AFTER                   AFTER
                           NAV(1)        POP(2)       NAV(1)      CDSC(3)     NAV(1)      CDSC(4)      NAV(5)      NAV(6)
AT JAN. 31, 2006

 6 months*                 +4.28%        -1.72%       +3.95%       -0.97%      +4.00%      +3.02%      +4.57%       +4.45%

 1 year                    +9.35%        +3.06%       +8.46%       +3.46%      +8.51%      +7.51%      +9.82%       +9.51%

 3 years                  +16.27%       +13.99%      +15.42%      +14.41%     +15.50%     +15.50%       N/A        +16.56%

 Since inception           +9.23%        +7.45%       +8.44%       +7.76%      +8.45%      +8.45%      +7.92%       +9.47%


AT DEC. 31, 2005

 6 months*                 +3.67%        -2.29%       +3.35%       -1.54%      +3.40%      +2.42%      +3.96%       +3.84%

 1 year                    +4.22%        -1.77%       +3.53%       -1.37%      +3.58%      +2.60%      +4.69%       +4.57%

 3 years                  +14.11%       +11.88%      +13.27%      +12.22%     +13.26%     +13.26%        N/A       +14.40%

 Since inception           +8.58%        +6.77%       +7.77%       +7.06%      +7.79%      +7.79%       6.64%       +8.83%


(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                  WITH PORTFOLIO MANAGEMENT



RiverSource Large Cap Value Fund's Class A shares advanced 4.28%, excluding sales charge, for the six months ended Jan. 31, 2006. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 6.21% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 5.39% during the same time frame. Below, Portfolio Manager Robert Ewing discusses the Fund's results and positioning for the semiannual period ended Jan. 31, 2006.

As of Jan. 31, 2006, approximately 28% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC (RiverSource Investments). It is possible RiverSource Large Cap Value Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds (see page 21, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions, which may include structuring them over a reasonable period of time. RiverSource Large Cap Value Fund may experience increased expenses as it buys and sells securities to satisfy purchases and redemptions in RiverSource Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 20 and 29.

Q:  What factors most significantly affected performance for the period?

A: The stock market advanced strongly during the period and the Fund benefited from the overall upward movement of the market. However, compared to its benchmark, the Russell Index, results were less favorable. At the start of the period, we positioned the Fund somewhat more conservatively than the Russell Index. The economic expansion had been building for some time, the Federal Reserve's policy of higher short-term interest rates was continuing and energy prices were rising. Given such an environment, we determined that a conservative approach was prudent. That conservative positioning made it difficult for Large Cap Value Fund to keep up with the Russell Index as the market rose sharply.

    During the six month period, stock selection was primarily responsible for the Fund's underperformance of the Russell Index. Sector allocations were slightly favorable.

    Stock selection in the financial and energy sectors was strong, but was offset by unfavorable results in technology and industrials. Within the financial sector, a number of insurance company holdings performed quite well. In the energy sector, the portfolio held a larger-than-Russell Index position in energy services


--------------------------------------------------------------------------------
6   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE STOCK MARKET ADVANCED STRONGLY DURING THE PERIOD AND THE FUND
  BENEFITED FROM THE OVERALL UPWARD MOVEMENT OF THE MARKET.


    stocks, which benefited as the energy sector appreciated. Conversely, in the technology sector we had focused on some of the larger, more mature technology companies, mainly those related to personal computers. These companies struggled with the technology environment, which included some weakness in personal computer sales.

    Looking at the overall positive effect of the Fund's sector weightings, a larger-than-Russell Index allocation to technology was advantageous as the index sector performed quite well during the period. A below that of the Russell Index position in utilities was also beneficial as the utilities sector was flat during the six-month period. As we noted above, energy stocks outperformed, making the portfolio's slightly below the Russell Index's energy weighting a negative, despite strong results from individual energy holdings. A less than Russell Index weighting in financials was also detrimental. Although the financial sector outperformed the Russell Index by only a modest amount, financials make up such a large percentage of that Index that any difference in weighting can have a meaningful impact on return.

    Positive individual contributors to results included insurance company ACE and energy services stocks Halliburton and Weatherford Intl. ACE benefited from firmer pricing in the insurance industry that followed the unusually large flow of natural disasters in 2005. Halliburton and Weatherford Intl benefited along with other energy services stocks as rising energy prices have been a catalyst for more aggressive exploration for oil and natural gas reserves.

    Detractors from results during the period included a larger-than-Russell Index position in Spectrum Brands and smaller-than-Russell Index positions in financial services company Goldman Sachs and oil refinery stock Valero. Spectrum Brands makes batteries, fertilizers and other consumer discretionary products. The company has had revenue and expense problems, partly stemming from rising raw material costs that the company could not pass on to its customers. As a result, Spectrum fell short of quarterly earnings expectations twice in 2005.

--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE STILL BELIEVE THAT ELEVATED VALUATIONS ON GLOBAL EQUITIES, THE LATE
  STAGE OF THE ECONOMIC EXPANSION, THE GEOPOLITICAL ENVIRONMENT AND POTENTIAL WEAKNESS IN CONSUMER SPENDING SUPPORT MORE CAUTIOUS PORTFOLIO POSITIONING.


Q: What changes did you make to the portfolio and how is it currently positioned?

A: The most significant positioning change during the six-month period was an increase in the health care weighting. Specifically, we added to holdings of larger pharmaceutical firms whose stocks became very inexpensive over the period. We also decreased the portfolio weighting in consumer staples because we believe there are developing pressures on revenues and creeping expense issues that are problematic for consumer staples companies. We added to the Fund's consumer discretionary holdings, focusing on two areas: discretionary companies whose stock prices had already weakened a bit in anticipation of slower consumer spending and media stocks that had become inexpensive in our view.

    To summarize current positioning, the Fund has larger-than-Russell Index weightings in technology and industrials and weightings less-than-Russell Index positions in financials and utilities. The technology portion of the Russell Index is relatively small, so it doesn't take much for the Fund to be overweight relative to the index in that sector. In addition, there are a fair number of reasonably reliable, more mature growth companies in the technology sector that don't appear too expensive to us at this time.

    As we have explained in the past, we believe maintaining a position less than the Russell Index in financials is justified because the Russell Index position is so large and we cannot identify enough good opportunities among individual financial stocks to fill so large an allocation. In addition, this remains a tough environment for financial stocks. Interest rates are still rising and the yield curve is very flat, which means there is not a lot of difference between short-term and long-term interest rates. The spread between short and long-term rates is a key source of revenue for financial stocks. Similarly, the utilities weighting is below that of the Russell Index because valuations are high and dividend yields on utility stocks are historically low. With interest rates still rising, the environment appears unfavorable for utilities, which are often considered a bond substitute.

--------------------------------------------------------------------------------
8   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS



Q:  How do you plan to manage the Fund in the coming months?

A: We still believe that elevated valuations on global equities, the late stage of the economic expansion, the geopolitical environment and potential weakness in consumer spending support more cautious portfolio positioning. To summarize key themes, we are looking for companies that are less dependent on the economy. In addition, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. As a result, the portfolio's average market capitalization is higher than usual for us. The portfolio has a greater emphasis on quality companies than it might typically have. We are also striving to keep valuations relatively low as a risk control measure. At the same time, we see very little valuation difference between traditional value and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio currently has a bit more of a growth tilt but remains firmly in the large-cap value space.


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Large Cap Value Fund

JAN. 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
 COMMON STOCKS (97.7%)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

AEROSPACE & DEFENSE (4.1%)
Boeing                                                  6,652       $  454,398
Empresa Brasileira de Aeronautica ADR                   5,211(c)       211,827
General Dynamics                                        3,565          414,823
Goodrich                                               11,919          469,251
Honeywell Intl                                         28,168        1,082,215
Lockheed Martin                                        14,838        1,003,791
Northrop Grumman                                       20,175        1,253,472
United Technologies                                     9,148          533,969
                                                                   ------------
Total                                                                5,423,746
-------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
General Motors                                          7,757          186,633
-------------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                               8,232          340,640
PepsiCo                                                16,025          916,310
                                                                   ------------
Total                                                                1,256,950
-------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Biogen Idec                                             4,020(b)       179,895
-------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
American Standard Companies                             4,734          170,424
Masco                                                  12,558          372,345
                                                                   ------------
Total                                                                  542,769
-------------------------------------------------------------------------------

CAPITAL MARKETS (4.7%)
Bank of New York                                       30,093          957,258
Franklin Resources                                      3,336          328,596
Investors Financial Services                            5,722          268,591
Legg Mason                                                661           85,732
Lehman Brothers Holdings                                9,146        1,284,556
Merrill Lynch & Co                                     14,054        1,055,034
Morgan Stanley                                         27,752        1,705,360
State Street                                            9,764          590,331
                                                                   ------------
Total                                                                6,275,458
-------------------------------------------------------------------------------

CHEMICALS (1.4%)
Dow Chemical                                           27,237        1,152,126
Eastman Chemical                                        5,156          248,571
Lyondell Chemical                                      13,048          313,282
RPM Intl                                                7,657          144,717
                                                                   ------------
Total                                                                1,858,696
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

COMMERCIAL BANKS (8.5%)
Bank of America                                       117,602       $5,201,535
Commerce Bancorp                                        7,051          235,785
PNC Financial Services Group                           13,839          897,598
US Bancorp                                             40,199        1,202,352
Wachovia                                               24,197        1,326,722
Wells Fargo & Co                                       38,922        2,427,176
                                                                   ------------
Total                                                               11,291,168
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                          3,457          206,521
Cendant                                                29,382          491,855
Total                                                                  698,376
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.8%)
CBS Cl B                                               21,276          555,942
Cisco Systems                                          43,400(b)       805,939
Corning                                                 7,521(b)       183,136
Nokia ADR                                              29,295(c)       538,442
Scientific-Atlanta                                      6,191          264,727
                                                                   ------------
Total                                                                2,348,186
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Dell                                                   18,740(b)       549,269
EMC                                                    24,608(b)       329,747
Hewlett-Packard                                        46,120        1,438,022
Intl Business Machines                                 17,968        1,460,799
                                                                   ------------
Total                                                                3,777,837
-------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                        9,091          476,823
Capital One Financial                                  10,717          892,726
                                                                   ------------
Total                                                                1,369,549
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.6%)
Temple-Inland                                          16,102          755,184
-------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.0%)
Citigroup                                              92,364        4,302,315
JPMorgan Chase & Co                                    57,786        2,296,994
                                                                   ------------
Total                                                                6,599,309
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.4%)
ALLTEL                                                  3,590          215,508
AT&T                                                   62,518        1,622,341


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
 10   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)

BellSouth                                              47,014       $1,352,593
Chunghwa Telecom ADR                                   19,198(c)       357,467
Citizens Communications                                10,968          134,577
Qwest Communications Intl                              42,228(b)       254,213
Sprint Nextel                                          84,918        1,943,772
Telewest Global                                         9,555(b,c)     222,632
Verizon Communications                                 76,019        2,406,761
                                                                   ------------
Total                                                                8,509,864
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
Entergy                                                10,048          698,436
Exelon                                                 20,652        1,185,838
FPL Group                                               3,976          166,157
PPL                                                    12,968          390,726
Southern                                               20,996          730,661
Xcel Energy                                            13,865          269,258
                                                                   ------------
Total                                                                3,441,076
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Flextronics Intl                                       24,328(b,c)     254,471
-------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.4%)
Cooper Cameron                                          9,026(b)       436,768
Halliburton                                            12,723        1,012,114
Schlumberger                                            2,347          299,125
TODCO Cl A                                              1,606           71,628
Transocean                                              8,911(b)       723,128
Weatherford Intl                                       14,015(b)       627,592
                                                                   ------------
Total                                                                3,170,355
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
CVS                                                     6,701          186,020
Safeway                                                23,318          546,574
Wal-Mart Stores                                        17,258          795,766
                                                                   ------------
Total                                                                1,528,360
-------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Cadbury Schweppes                                      13,430(c)       131,869
Campbell Soup                                           6,792          203,285
General Mills                                           9,719          472,441
Kellogg                                                14,947          641,225
                                                                   ------------
Total                                                                1,448,820
-------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                  13,706          387,332
-------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Baxter Intl                                            18,132          668,165
Boston Scientific                                       8,041(b)       175,857
Guidant                                                 1,500          110,400

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Hospira                                                 4,767(b)      $213,323
PerkinElmer                                             2,937           66,787
                                                                   ------------
Total                                                                1,234,532
-------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Cardinal Health                                         9,238          665,505
HCA                                                     6,988          342,971
Magellan Health Services                                4,233(b)       154,420
Medco Health Solutions                                  3,438(b)       185,996
WellPoint                                               3,447(b)       264,730
                                                                   ------------
Total                                                                1,613,622
-------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
McDonald's                                             16,567          580,011
-------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive                                       7,894          433,302
Procter & Gamble                                       18,771        1,111,806
Spectrum Brands                                       36,189(b)        684,334
                                                                   ------------
Total                                                                2,229,442
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.4%)
General Electric                                       66,915        2,191,466
Tyco Intl                                              38,875(c)     1,012,694
                                                                   ------------
Total                                                                3,204,160
-------------------------------------------------------------------------------

INSURANCE (5.6%)
ACE                                                    20,668(c)     1,131,573
American Intl Group                                    55,523        3,634,535
Aon                                                    11,069          378,781
Aspen Insurance Holdings                               13,810(c)       320,116
Chubb                                                   6,680          630,258
Endurance Specialty Holdings                            6,280(c)       206,800
Hartford Financial Services Group                       8,572          704,876
Max Re Capital                                          5,126(c)       135,890
Prudential Financial                                    3,637          274,012
                                                                   ------------
Total                                                                7,416,841
-------------------------------------------------------------------------------

IT SERVICES (1.0%)
Accenture Cl A                                          4,250(c)       134,003
Affiliated Computer Services Cl A                      12,688(b)       794,268
Computer Sciences                                       2,276(b)       115,393
First Data                                              5,905          266,316
Patni Computer Systems ADR                              1,491(b,c)      34,517
                                                                   ------------
Total                                                                1,344,497
-------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                                  7,166          118,239
-------------------------------------------------------------------------------


                        See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   11
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

MACHINERY (1.2%)
Caterpillar                                             8,898         $604,173
Deere & Co                                              4,536          325,503
Illinois Tool Works                                     2,958          249,330
Ingersoll-Rand Cl A                                     6,691(c)       262,756
ITT Inds                                                1,835          188,088
                                                                   ------------
Total                                                                1,629,850
-------------------------------------------------------------------------------

MEDIA (6.2%)
Clear Channel Communications                            4,303          125,949
Comcast Cl A                                           21,145(b)       588,254
Comcast Special Cl A                                   29,446(b)       816,243
EchoStar Communications Cl A                            4,107(b)       113,353
Liberty Global Cl A                                     9,980(b)       213,572
Liberty Global Series C                                 9,980(b)       201,796
Liberty Media Cl A                                    135,262(b)     1,130,790
News Corp Cl A                                         43,276          682,030
NTL                                                    23,684(b)     1,498,012
Time Warner                                            57,774        1,012,778
Viacom Cl B                                            21,276(b)       882,529
Vivendi Universal ADR                                  13,937(c)       436,367
Walt Disney                                            19,444          492,128
                                                                   ------------
Total                                                                8,193,801
-------------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcan                                                  10,466(c)       510,636
Alcoa                                                   5,217          164,336
                                                                   ------------
Total                                                                  674,972
-------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Federated Dept Stores                                   4,522          301,301
JC Penney                                               6,982          389,596
Target                                                 11,346          621,193
                                                                   ------------
Total                                                                1,312,090
-------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Dominion Resources                                     12,366          934,004
-------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                  10,192(b)       145,848
-------------------------------------------------------------------------------

OIL & GAS (11.5%)
Amerada Hess                                            2,134          330,343
Anadarko Petroleum                                     12,520        1,349,906
BP ADR                                                 11,993(c)       867,214
Chevron                                                38,618        2,293,137
ConocoPhillips                                         43,109        2,789,152
Devon Energy                                            8,661          590,767
Exxon Mobil                                            95,274        5,978,443

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

OIL & GAS (CONT.)
Newfield Exploration                                    7,786(b)      $407,986
Royal Dutch Shell ADR                                   6,105(c)       415,812
                                                                   ------------
Total                                                               15,022,760
-------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Bowater                                                 8,087          221,099
Intl Paper                                             12,475          407,059
Weyerhaeuser                                            6,837          476,949
                                                                   ------------
Total                                                                1,105,107
-------------------------------------------------------------------------------

PHARMACEUTICALS (4.9%)
Bristol-Myers Squibb                                   21,654          493,495
GlaxoSmithKline ADR                                     6,769(c)       346,844
Merck & Co                                             15,659          540,236
Novartis ADR                                            7,650(c)       421,974
Pfizer                                                134,900        3,464,231
Schering-Plough                                        33,295          637,598
Wyeth                                                  11,146          515,503
                                                                   ------------
Total                                                                6,419,881
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.5%)
Apartment Investment & Management Cl A                  4,673          198,696
Equity Office Properties Trust                         12,551          399,373
HomeBanc                                                9,340           77,802
                                                                   ------------
Total                                                                  675,871
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Broadcom Cl A                                           1,740(b)       118,668
Credence Systems                                        9,012(b)        78,855
Cypress Semiconductor                                  21,240(b)       359,593
Freescale Semiconductor Cl A                            9,982(b)       251,147
Freescale Semiconductor Cl B                            3,276(b)        82,719
Infineon Technologies ADR                               8,400(b,c)      79,212
Intel                                                  17,604          374,437
MEMC Electronic Materials                              17,433(b)       498,236
Texas Instruments                                       8,423          246,204
                                                                   ------------
Total                                                                2,089,071
-------------------------------------------------------------------------------

SOFTWARE (2.6%)
Cadence Design Systems                                 33,231(b)       586,859
Computer Associates Intl                                4,636          126,563
Compuware                                              33,757(b)       278,158
Microsoft                                              53,151        1,496,200
Oracle                                                 53,736(b)       675,462
Symantec                                                3,450(b)        63,411
TIBCO Software                                         18,429(b)       147,248
                                                                   ------------
Total                                                                3,373,901
-------------------------------------------------------------------------------


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
 12   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE(a)

SPECIALTY RETAIL (0.4%)
Home Depot                                             12,482         $506,145
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.6%)
Countrywide Financial                                  42,863        1,433,339
Fannie Mae                                             34,634        2,006,694
Freddie Mac                                            15,649        1,061,941
Washington Mutual                                       6,616          279,989
                                                                   ------------
Total                                                                4,781,963
-------------------------------------------------------------------------------

TOBACCO (2.2%)
Altria Group                                           40,034        2,896,060
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Vodafone Group ADR                                     19,137(c)       403,982
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $118,160,212)                                              $129,210,684
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (2.3%)
-------------------------------------------------------------------------------
ISSUER                          EFFECTIVE       AMOUNT               VALUE(a)
                                  YIELD       PAYABLE AT
                                               MATURITY

COMMERCIAL PAPER
Windmill Funding
   02-01-06                       4.48%       $3,000,000(d)         $2,999,627
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $3,000,000)                                                  $2,999,627
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $121,160,212)(e)                                           $132,210,311
===============================================================================


-------------------------------------------------------------------------------
 NOTES TO INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2006, the value of foreign securities represented 6.4% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $2,999,627 or 2.3% of net assets.

(e) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $121,160,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                      $13,446,000

    Unrealized depreciation                       (2,396,000)
    ----------------------------------------------------------
    Net unrealized appreciation                  $11,050,000
    ----------------------------------------------------------
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   13
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Large Cap Value Fund

JAN. 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $121,160,212)                                 $132,210,311
Cash in bank on demand deposit                                          18,732
Capital shares receivable                                               25,685
Dividends and accrued interest receivable                              116,526
Receivable for investment securities sold                            1,308,924
-------------------------------------------------------------------------------
Total assets                                                       133,680,178
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 LIABILITIES
-------------------------------------------------------------------------------
Capital shares payable                                                   4,710
Payable for investment securities purchased                          1,360,271
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                        94
Accrued investment management services fee                               2,189
Accrued distribution fee                                                 1,189
Accrued transfer agency fee                                                275
Accrued administrative services fee                                        219
Other accrued expenses                                                  37,400
-------------------------------------------------------------------------------
Total liabilities                                                    1,406,347
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                $132,273,831
===============================================================================
-------------------------------------------------------------------------------
 REPRESENTED BY
-------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                           $   231,517
Additional paid-in capital                                         115,832,866
Undistributed net investment income                                     35,963
Accumulated net realized gain (loss)                                 5,123,403
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                              11,050,082
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                  $132,273,831
===============================================================================
Net assets applicable to outstanding
  shares:                             Class A                     $ 68,836,947
                                      Class B                     $ 24,612,332
                                      Class C                     $  1,218,791
                                      Class I                     $ 37,483,562
                                      Class Y                     $    122,199
Net asset value per share of
  outstanding capital stock:          Class A shares  12,045,339  $       5.71
                                      Class B shares   4,333,143  $       5.68
                                      Class C shares     214,720  $       5.68
                                      Class I shares   6,537,184  $       5.73
                                      Class Y shares      21,324  $       5.73
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Large Cap Value Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------------
Income:
Dividends                                                           $1,864,995
Interest                                                                80,529
   Less foreign taxes withheld                                         (11,228)
-------------------------------------------------------------------------------
Total income                                                         1,934,296
-------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                     399,620
Distribution fee
   Class A                                                              90,609
   Class B                                                             129,858
   Class C                                                               6,528
Transfer agency fee                                                     87,304
Incremental transfer agency fee
   Class A                                                               6,243
   Class B                                                               4,251
   Class C                                                                 252
Service fee -- Class Y                                                      62
Administrative services fees and expenses                               41,373
Compensation of board members                                            4,934
Custodian fees                                                          19,400
Printing and postage                                                    25,860
Registration fees                                                       16,820
Audit fees                                                              10,250
Other                                                                    4,242
-------------------------------------------------------------------------------
Total expenses                                                         847,606
   Earnings credits on cash balances (Note 2)                           (2,873)
-------------------------------------------------------------------------------
Total net expenses                                                     844,733
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      1,089,563
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                    6,026,028
   Foreign currency transactions                                           (23)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                              6,026,005
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies                                                         (991,190)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                5,034,815
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     $6,124,378
===============================================================================

See accompanying notes to financial statements.



--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   15
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Large Cap Value Fund

                                             JAN. 31, 2006        JULY 31, 2005
                                           SIX MONTHS ENDED        YEAR ENDED
                                              (UNAUDITED)
-------------------------------------------------------------------------------
 OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------
Investment income (loss) -- net              $ 1,089,563           $ 1,378,478
Net realized gain (loss) on investments        6,026,005             8,924,943
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                        (991,190)            7,691,556
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                   6,124,378            17,994,977
-------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                   (878,948)             (546,048)
      Class B                                   (101,979)              (10,205)
      Class C                                     (5,946)                   --
      Class I                                   (815,837)             (382,906)
      Class Y                                     (1,721)               (1,186)
   Net realized gain
      Class A                                 (3,373,386)           (3,015,777)
      Class B                                 (1,215,159)           (1,148,832)
      Class C                                    (63,394)              (57,627)
      Class I                                 (2,287,588)           (1,527,915)
      Class Y                                     (5,789)               (5,242)
-------------------------------------------------------------------------------
Total distributions                           (8,749,747)           (6,695,738)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                     5,674,898            17,758,111
   Class B shares                              1,165,547             7,075,931
   Class C shares                                 71,431               380,110
   Class I shares                              9,153,808            35,295,804
   Class Y shares                                     --                81,000
Reinvestment of distributions at net asset
 value
   Class A shares                              4,159,571             3,502,995
   Class B shares                              1,301,176             1,145,619
   Class C shares                                 67,763                56,012
   Class I shares                              3,103,080             1,910,566
   Class Y shares                                  6,763                 5,863
Payments for redemptions
   Class A shares                            (13,831,719)          (20,411,526)
   Class B shares (Note 2)                    (5,943,172)           (7,218,949)
   Class C shares (Note 2)                      (293,894)             (563,631)
   Class I shares                            (11,656,289)          (18,207,821)
   Class Y shares                                (22,232)              (17,206)
-------------------------------------------------------------------------------
Increase (decrease) in net assets from
 capital share transactions                   (7,043,269)           20,792,878
-------------------------------------------------------------------------------
Total increase (decrease) in net assets       (9,668,638)           32,092,117
Net assets at beginning of period            141,942,469           109,850,352
-------------------------------------------------------------------------------
Net assets at end of period                 $132,273,831          $141,942,469
===============================================================================
Undistributed net investment income         $     35,963          $    750,831
-------------------------------------------------------------------------------
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Large Cap Value Fund (formerly AXP Large Cap Value Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the RiverSouce Portfolio Builder Funds owned 100% of Class I shares, which represents 28.34% of the Fund's net assets.

At Jan. 31, 2006, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned approximately 28% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   17
--------------------------------------------------------------------------------
is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities


--------------------------------------------------------------------------------
18   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   19
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $29,580 for the six months ended Jan. 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $19.50
o Class B $20.50
o Class C $20.00
o Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
20   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $46,142 for Class A, $16,324 for Class B and $35 for Class C for the six months ended Jan. 31, 2006.

The Investment Manager and its affiliates agreed to waive certain fees and expenses through Sept. 30, 2005. Beginning Oct. 1, 2005 a new agreement to waive certain fees and expenses is effective until July 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A, 2.05% for Class B, 2.06% for Class C, 0.94% for Class I and 1.12% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $2,873 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $38,860,553 and $50,222,366, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            SIX MONTHS ENDED JAN. 31, 2006
                                       CLASS A           CLASS B       CLASS C        CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                    983,407           204,121       12,544       1,569,076          --
Issued for reinvested distributions     742,781           233,604       12,166         552,149       1,204
Redeemed                             (2,394,504)       (1,039,593)     (51,366)     (2,037,267)     (3,827)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (668,316)         (601,868)     (26,656)         83,958      (2,623)
-------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED JULY 31, 2005
                                       CLASS A           CLASS B       CLASS C        CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                  3,185,715         1,283,395       69,124       6,285,074      14,833
Issued for reinvested distributions     628,904           206,791       10,111         341,783       1,049
Redeemed                             (3,634,034)       (1,298,146)    (101,928)     (3,228,175)     (3,074)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 180,585           192,040      (22,693)      3,398,682      12,808
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   21
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Jan. 31, 2006, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

EXCHANGE DATE        CURRENCY TO     CURRENCY TO     UNREALIZED    UNREALIZED
                    BE DELIVERED     BE RECEIVED    APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------
Feb. 2, 2006               6,559          11,573         $--          $94
                   British Pound     U.S. Dollar
--------------------------------------------------------------------------------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities.In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
22   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of$7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary,8-K filings with the Securities and Exchange Commission on legal and regulatory mattersthat relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   23
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006(h)      2005      2004       2003        2002(b)
Net asset value, beginning of period                                  $5.83        $5.34     $4.98      $4.52       $4.90
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .04          .06       .04        .03          --
Net gains (losses) (both realized and unrealized)                       .20          .70       .59        .44        (.38)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .24          .76       .63        .47        (.38)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.07)        (.04)     (.03)      (.01)         --
Distributions from realized gains                                      (.29)        (.23)     (.24)        --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.36)        (.27)     (.27)      (.01)         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.71        $5.83     $5.34      $4.98       $4.52
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $69          $74       $67        $31          $4
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.17%(d)     1.29%     1.24%(e)   1.25%(e)    1.19%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.54%(d)     1.07%      .95%      1.01%        .23%(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               29%          57%       59%        77%          9%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       4.28%(g)    14.52%    12.85%     10.52%      (7.75%)(g)
----------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.54%, 2.64% and 20.50% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
24   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------


CLASS B
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006(h)       2005      2004       2003       2002(b)
Net asset value, beginning of period                                  $5.77         $5.29     $4.95      $4.52      $4.90
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02           .01        --        .01         --
Net gains (losses) (both realized and unrealized)                       .20           .70       .59        .43       (.38)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .22           .71       .59        .44       (.38)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.02)           --      (.01)      (.01)        --
Distributions from realized gains                                      (.29)         (.23)     (.24)        --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.31)         (.23)     (.25)      (.01)        --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.68         $5.77     $5.29      $4.95      $4.52
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $25           $28       $25        $13         $1
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.94%(d)      2.05%     2.00%(e)   2.00%(e)   1.95%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .77%(d)       .30%      .16%       .25%      (.49%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               29%           57%       59%        77%         9%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       3.95%(g)     13.66%    12.00%      9.66%     (7.75%)(g)
----------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   25
--------------------------------------------------------------------------------


CLASS C
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006(h)       2005      2004       2003       2002(b)
Net asset value, beginning of period                                  $5.77         $5.29     $4.94      $4.52      $4.9
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02           .01        --        .01        --
Net gains (losses) (both realized and unrealized)                       .20           .70       .60        .42      (.38)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .22           .71       .60        .43      (.38)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.02)           --      (.01)      (.01)       --
Distributions from realized gains                                      (.29)         (.23)     (.24)        --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.31)         (.23)     (.25)      (.01)       --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.68         $5.77     $5.29      $4.94     $4.52
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $1            $1        $1         $1       $--
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.94%(d)      2.06%     2.00%(e)   2.00%(e)  1.95%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .76%(d)       .30%      .19%       .26%     (.45%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               29%           57%       59%        77%        9%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       4.00%(g)     13.62%    12.19%      9.50%    (7.75%)(g)
----------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
26   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------


CLASS I
-----------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006(h)       2005      2004(b)
Net asset value, beginning of period                                  $5.86         $5.36     $5.57
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .06           .07       .03
Net gains (losses) (both realized and unrealized)                       .20           .72      (.24)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                        .26           .79      (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)         (.06)       --
Distributions from realized gains                                      (.29)         (.23)       --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                    (.39)         (.29)       --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.73         $5.86     $5.36
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $37           $38       $16
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .73%(d)       .86%      .93%(d),(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.97%(d)      1.50%     1.33%(d)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               29%           57%       59%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                       4.57%(g)     14.97%    (3.77%)(g)
-----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.02% for the period ended July 31, 2004.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   27
--------------------------------------------------------------------------------


CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006(h)       2005      2004       2003       2002(b)
Net asset value, beginning of period                                  $5.85         $5.36     $4.99      $4.52      $4.90
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .05           .07       .04        .03         --
Net gains (losses) (both realized and unrealized)                       .20           .70       .61        .45       (.38)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .25           .77       .65        .48       (.38)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.08)         (.05)     (.04)      (.01)        --
Distributions from realized gains                                      (.29)         (.23)     (.24)        --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.37)         (.28)     (.28)      (.01)        --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.73         $5.85     $5.36      $4.99      $4.52
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $--           $--       $--        $--        $--
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .99%(d)      1.11%     1.06%(e)    .95%(e)   1.01%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.70%(d)      1.25%     1.12%      1.30%       .31%(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               29%           57%       59%        77%         9%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       4.45%(g)     14.67%    13.14%     10.76%     (7.75%)(g)
----------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.36%, 2.46% and 20.32% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
28   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
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


FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   29
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


                                                  BEGINNING        ENDING        EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                                AUG. 1, 2005    JAN. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A

   Actual(b)                                       $1,000         $1,042.80         $6.09           1.17%

   Hypothetical (5% return before expenses)        $1,000         $1,019.52         $6.02           1.17%

 Class B

   Actual(b)                                       $1,000         $1,039.50        $10.08           1.94%

   Hypothetical (5% return before expenses)        $1,000         $1,015.59         $9.96           1.94%

 Class C

   Actual(b)                                       $1,000         $1,040.00        $10.08           1.94%

   Hypothetical (5% return before expenses)        $1,000         $1,015.59         $9.96           1.94%

 Class I

   Actual(b)                                       $1,000         $1,045.70         $3.81            .73%

   Hypothetical (5% return before expenses)        $1,000         $1,021.76         $3.76            .73%

 Class Y

   Actual(b)                                       $1,000         $1,044.50         $5.16            .99%

   Hypothetical (5% return before expenses)        $1,000         $1,020.43         $5.10            .99%


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) -Based on the actual return for the six months ended Jan. 31, 2006:
    +4.28% for Class A, +3.95% for Class B, +4.00% for Class C, +4.57% for Class I and +4.45% for Class Y.


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30   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
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


APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,


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   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   31
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


the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
32   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that although investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   33
--------------------------------------------------------------------------------
other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.


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34   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   35
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE LARGE CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ

    Affirmative                                         115,509,497.10

    Withhold                                              3,367,597.54

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    ARNE H. CARLSON

    Affirmative                                         115,045,986.04

    Withhold                                              3,831,108.60

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    PATRICIA M. FLYNN

    Affirmative                                         115,665,095.43

    Withhold                                              3,211,999.21

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    ANNE P. JONES

    Affirmative                                         115,001,743.79

    Withhold                                              3,875,350.85

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    JEFFREY LAIKIND

    Affirmative                                         114,732,791.01

    Withhold                                              4,144,303.63

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


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    36   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
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



    STEPHEN R. LEWIS, JR.

    Affirmative                                         115,281,612.45

    Withhold                                              3,595,482.19

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    CATHERINE JAMES PAGLIA

    Affirmative                                         115,529,555.00

    Withhold                                              3,347,539.64

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    VIKKI L. PRYOR

    Affirmative                                         115,667,637.87

    Withhold                                              3,209,456.77

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    ALAN K. SIMPSON

    Affirmative                                         114,173,016.72

    Withhold                                              4,704,077.92

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    ALISON TAUNTON-RIGBY

    Affirmative                                         115,640,728.62

    Withhold                                              3,236,366.02

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64


    WILLIAM F. TRUSCOTT

    Affirmative                                         115,172,707.81

    Withhold                                              3,704,386.83

    Abstain                                                       0.00

    TOTAL                                               118,877,094.64



--------------------------------------------------------------------------------
   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   37
--------------------------------------------------------------------------------

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                         114,338,695.34

    Against                                               2,513,956.95

    Abstain                                               2,024,442.35

    Broker Non-votes                                              0.00

    TOTAL                                               118,877,094.64


3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                         113,721,733.09

    Against                                               2,862,066.64

    Abstain                                               2,293,294.91

    Broker Non-votes                                              0.00

    TOTAL                                               118,877,094.64


4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION

    Affirmative                                         114,087,870.16

    Against                                               2,617,639.63

    Abstain                                               2,171,584.85

    Broker Non-votes                                              0.00

    TOTAL                                               118,877,094.64


    B. LENDING

    Affirmative                                         112,546,349.02

    Against                                               4,250,080.22

    Abstain                                               2,080,665.40

    Broker Non-votes                                              0.00

    TOTAL                                               118,877,094.64


    C. BORROWING

    Affirmative                                         114,431,355.66

    Against                                               2,309,834.97

    Abstain                                               2,135,904.01

    Broker Non-votes                                              0.00

    TOTAL                                               118,877,094.64


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38   --   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                     THIS PAGE LEFT BLANK INTENTIONALLY




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   RIVERSOURCE LARGE CAP VALUE FUND   --   2006 SEMIANNUAL REPORT  --   39
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




[RIVERSOURCE(SM) INVESTMENTS logo]



RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 3, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April 3, 2006